AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON February 25, 1999


                                                       REGISTRATION NO. 33-75714
                                                                        811-8374
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-4

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [ ]
                      PRE-EFFECTIVE AMENDMENT NO. ____                   [ ]


                       POST-EFFECTIVE AMENDMENT NO. 6                    [X]


                                       and


       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [ ]
                               AMENDMENT NO. 7                           [X]


                       ALEXANDER HAMILTON VARIABLE ANNUITY

                                SEPARATE ACCOUNT

                           (EXACT NAME OF REGISTRANT)

              ALEXANDER HAMILTON LIFE INSURANCE COMPANY OF AMERICA

                               (NAME OF DEPOSITOR)

                     100 N. Greene St., Greensboro, NC 27401

              (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

                DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE
                                 (336) 691-3000

NAME AND ADDRESS OF
  AGENT FOR SERVICE:                COPY TO:
Shari J. Lease, Esquire             Joan E. Boros, Esquire
Alexander Hamilton Life Insurance   Jorden Burt Boros Cicchetti Berenson & Johnson LLP
  Company of America                1025 Thomas Jefferson Street, N.W.
One Granite Place                   Suite 400 East
Concord, NH 03301                   Washington, D.C. 20007

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:


      [ ] immediately upon filing pursuant to paragraph (b)
      [ ] on May 1, 1999 pursuant to paragraph (b)
      [ ] 60 days after filing pursuant to paragraph (a)(i)
      [X] on May 1, 1999 pursuant to paragraph (a)(i)
      [ ] 75 days after filing pursuant to paragraph (a)(ii)
      [ ] on _______ pursuant to paragraph (a)(ii) of Rule 485


IF APPROPRIATE CHECK THE FOLLOWING BOX:


      [ ] this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.


APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
    As soon as practicable after effectiveness of the Registration Statement

TITLE OF SECURITIES BEING REGISTERED:
    Variable Portion of Contracts issued by the Separate Account

No filing fee is due because an indefinite number of shares is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

                              CROSS REFERENCE SHEET
                              Pursuant to Rule 495

                     Showing Location in Part A (Prospectus)
             Part B (Statement of Additional Information) and Part C
           of Registration Statement Information Required by Form N-4

                                     PART A


Item of Form N-4                             Prospectus Caption
1.   Cover Page............................. Cover Page

2.   Definitions............................ Definitions

3.   Synopsis............................... Summary; Historical
                                             Performance Data

4.   Condensed Financial Information ....... Condensed Financial
                                             Information

5.   General
     (a)   Depositor........................ Alexander Hamilton Life
                                             Insurance Company of America;
                                             Additional Information about
                                             the Company
     (b)   Registrant ...................... The Separate Account
     (c)   Portfolio Company................ Separate Account Investments
     (d)   Fund Prospectus.................. Separate Account Investments
     (e)   Voting Rights.................... Voting Rights

6.   Deductions and Expenses
     (a)   General.......................... Charges and Deductions
     (b)   Sales Load %..................... Surrender Charge
     (c)   Special Purchase Plan...........  Not Applicable
     (d)   Commissions...................... Distributor of the Contracts
     (e)   Fund Expenses.................... Other Expenses Including
                                             Investment Advisory Fees
     (f)   Expenses - Registrant............ Not Applicable

7.   Contracts
     (a)   Persons with Rights.............. Alexander Hamilton Life
                                             Insurance Company of America;
                                             Distributions Under The
                                             Contract; Voting Rights


     (b)  (i) Allocation of Premium
              Payments...................... Premium Payments
         (ii) Transfers..................... Transfers
        (iii) Exchanges..................... Not Applicable
     (c)   Changes.......................... Addition, Deletion or
                                             Substitution of Investments
     (d)   Inquiries........................ Questions and Answers About Your Contract;
                                             Annuity Payments;
                                             Annuity Payment Options;
                                             General Provisions

8.   Annuity Period......................... Annuity Payment Options

9.   Death Benefit.......................... Death Benefit

10.  Purchase and Contract Balances
     (a)   Purchases........................ Contract Application and
                                             Issuance of Contracts
     (b)   Valuation........................ Contract Value
     (c)   Daily Calculation................ Separate Account Accumulation Unit Value
     (d)   Underwriter...................... Distributor of the Contracts

11.  Redemptions
     (a)   By Contract Owners............... Surrenders
           By Annuitant..................... Not Applicable
     (b)   Texas ORP........................ Restrictions Under the Texas
                                             ORP Retirement Program
     (c)   Check Delay...................... Surrenders
     (d)   Lapse............................ Lapse
     (e)   Free Look........................ Questions and Answers About your Contract;
           ................................. Free Look Period

12.  Taxes ................................. Certain Federal Income Tax
                                             Consequences

13.  Legal Proceedings...................... Legal Proceedings

14.  Table of Contents for the
     Statement of Additional Information . . Statement of Additional
                                             Information Table of Contents

                                     PART B

                                             Statement of
                                             Additional
Item of Form N-4                             Information Caption

15.  Cover Page............................. Cover Page

16.  Table of Contents...................... Table of Contents

17.  General Information
          and History....................... (Prospectus) Alexander
                                             Hamilton Life Insurance
                                             Company of America; Additional
                                             Information About the Company


18.  Services
     (a)   Fees and Expenses
             of Registrant.................. Not Applicable
     (b)   Management Contracts............. Not Applicable
     (c)   Custodian........................ Records, Reports and Services
           Independent
           Auditors......................... Financial Statements
     (d)   Assets of Registrant............. Not Applicable
     (e)   Affiliated Person................ Not Applicable
     (f)   Principal Underwriter............ Not Applicable

19.  Purchase of Securities
     Being Offered.......................... (Prospectus) The Alexander
                                             Hamilton Life Insurance
                                             Company of America Variable
                                             Annuity Contract
     Offering Sales Load.................... (Prospectus) Surrender Charge

20.  Underwriters........................... (Prospectus) Distributor of
                                             the Contracts

21 . Calculation of Performance
     Data  ................................. (Prospectus) Performance Data;
                                             Performance Data and
                                             Calculations

22.  Annuity Payments....................... (Prospectus) Annuity Income
                                             Payments; Annuity Payment
                                             Options

23.  Financial Statements................... Financial Statements

                          PART C - - OTHER INFORMATION

Item of Form N-4                             Part C Caption

24.  Financial Statements
     and Exhibits........................... Financial Statements and
                                             Exhibits
     (a)   Financial Statements............. Financial Statements
     (b)   Exhibits......................... Exhibits

25.  Directors and Officers of.............. The Company's Directors
     the Depositor.......................... and Officers

26.  Persons Controlled By or
     Under Common Control................... Persons Controlled By or Under
                                             Common Control with the
                                             Depositor or Registrant


27.  Number of Contract Owners.............. Number of Contract Owners

28.  Indemnification........................ Indemnification

29.  Principal                               Distributor of the
     Underwriters........................... Contracts

30.  Location of Accounts
     and Records............................ Location of Accounts and
                                             Records

31.  Management Services.................... Management Services

32.  Undertakings........................... Undertakings
     Signature Page......................... Signatures

                             Prospectus: May 1, 1999

                         The Allegiance Variable Annuity

                                    Issued by
              ALEXANDER HAMILTON LIFE INSURANCE COMPANY OF AMERICA

                               In connection with

              ALEXANDER HAMILTON VARIABLE ANNUITY SEPARATE ACCOUNT
          SERVICE CENTER ADDRESS: One Granite Place, Concord, NH 03301
                          Telephone No.: 1-800-289-1776
--------------------------------------------------------------------------------
This Prospectus describes the Allegiance Variable Annuity (the "Contract"), an individual flexible premium deferred variable annuity offered by Alexander Hamilton Life Insurance Company of America ("we", "our" or the "Company"). The Contract is designed to help you plan for retirement or other long-term purposes. You may purchase it on either a tax qualified or non-tax qualified basis.

Because this is a flexible premium annuity contract, you may pay multiple premiums. We allocate your premium among the 18 Variable Sub-accounts of the Alexander Hamilton Variable Annuity Separate Account and the 2 Interest Rate Guarantee Periods of the Capital Developer Account in the proportions that you choose. Each Variable Sub-account invests exclusively in shares of one of the following Portfolios:

JPVF International Equity Portfolio          JPVF Money Market Portfolio
JPVF World Growth Stock Portfolio            Fidelity VIP Growth Portfolio
JPVF Emerging Growth Portfolio               Fidelity VIP Equity-Income Portfolio
JPVF Capital Growth Portfolio                Fidelity VIP II Contrafund Portfolio
JPVF Growth Portfolio                        Fidelity VIP II Index 500 Portfolio
JPVF Small Company Portfolio                 MFS Research Series
JPVF Growth and Income Portfolio             MFS Utilities Series
JPVF Balanced Portfolio                      Oppenheimer Strategic Bond Fund
JPVF High Yield Bond Portfolio               Oppenheimer Bond Fund

We may make available other investment options in the future. Not all Sub-accounts or Interest Rate Guarantee Periods may be available in all states.

You may not purchase a Non-Qualified Contract if you or the Annuitant are over 90 years old. You may not purchase certain types of Qualified Contracts if you are over 80 years old.

Your Contract Value will vary up or down depending on the investment performance of the Sub-accounts to which you have allocated your Premium Payments. We do not guarantee any minimum Contract Value for amounts allocated to the Sub-accounts. Amounts which you allocate to the Capital Developer Account will earn a specified Guaranteed Interest Rate. The Market Value Adjustment could increase or decrease the value of amounts withdrawn, transferred, or annuitized from the Capital Developer Account.

--------------------------------------------------------------------------------

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any Representation to the contrary is a criminal offense.

This Prospectus sets forth the information you should know about the Contract. You should read it before investing and keep it for future reference. We have filed a Statement of Additional Information with the Securities and Exchange Commission ("SEC"). The current Statement of Additional Information is dated May 1, 1999. The information in the Statement of Additional Information is incorporated by reference in this Prospectus. You can obtain a free copy by writing us or calling us at the address or telephone number given above. The Table of Contents of the Statement of Additional Information appears at page 40 of this Prospectus.

THIS PROSPECTUS IS VALID ONLY IF ACCOMPANIED OR PRECEDED BY CURRENT PROSPECTUSES FOR THE FUNDS LISTED ABOVE. PLEASE READ THIS PROSPECTUS AND THE PROSPECTUSES FOR THE FUNDS CAREFULLY AND RETAIN THEM FOR YOUR FUTURE REFERENCE.

Contracts and shares of the Funds are not deposits or obligations of or guaranteed by any bank. They are not federally insured by the FDIC or any other government agency. Investing in the contracts involves certain investment risks, including possible loss of principal invested.

This Prospectus and other information about the Alexander Hamilton Variable Annuity Separate Account required to be filed with the Securities and Exchange Commission can be found in the SEC's Web Site at http://www.sec.gov.

Table of contents
--------------------------------------------------------------------------------

                                                                       Page
                                                                       ----
DEFINITIONS .......................................................      4
QUESTIONS AND ANSWERS ABOUT YOUR CONTRACT .........................      6
FEE TABLES ........................................................     10
 Contract Owner Transaction Expenses ..............................     10
 Separate Account Annual Expenses .................................     10
 Fund Annual Expenses .............................................     10
 Examples .........................................................     11
CONDENSED FINANCIAL INFORMATION ...................................     12
INVESTMENT OPTIONS ................................................     14
 Separate Account Investments .....................................     14
 Mixed and Shared Funding; Conflicts of Interest ..................     16
 The Capital Developer Account ....................................     16
 Market Value Adjustment ..........................................     17
THE ALLEGIANCE VARIABLE ANNUITY CONTRACT ..........................     18
 Contract Application and Issuance of Contracts ...................     18
  Free Look Period ................................................     18
 Premium Payments .................................................     19
  Initial Premium Payment .........................................     19
  Additional Premium Payments .....................................     19
  Allocation of Premium Payments ..................................     19
  Payment Not Honored by Bank .....................................     19
 Contract Value ...................................................     19
  Separate Account Accumulation Unit Value ........................     20
  Minimum Contract Value ..........................................     20
 Transfers ........................................................     20
  Telephone Transfers and Reallocations ...........................     21
 Dollar Cost Averaging ............................................     21
 Automatic Rebalancing ............................................     21
DISTRIBUTIONS UNDER THE CONTRACT ..................................     22
 Surrenders and Partial Withdrawals ...............................     22
 Systematic Withdrawal Plan .......................................     23
 Annuity Payments .................................................     23
  Maturity Date ...................................................     23
  Election of Annuity Payment Option ..............................     23
  Taxes ...........................................................     23
 Annuity Payment Options ..........................................     24
 Death Benefit ....................................................     25
  Death of Contract Owner Prior to Maturity Date ..................     26
  IRS Required Distribution .......................................     26
  Death of Annuitant Prior to Maturity Date .......................     26
  Death of Annuitant on or After Maturity Date ....................     26
  Death of Contract Owner on or After Maturity Date ...............     26
  Contract Owner's Spouse as Beneficiary ..........................     26
  Payment of Death Benefit to Beneficiary .........................     26
 Beneficiary ......................................................     26
 Change of Contract Owner .........................................     27
 Restrictions Under the Texas Optional Retirement Program .........     27
 Restrictions Under Qualified Contracts ...........................     27
 Restrictions Under Section 403(b) Plans ..........................     27
CHARGES AND DEDUCTIONS ............................................     27
 Surrender Charge .................................................     27

 Mortality and Expense Risk Charge ...................................      28
 Administrative Expense Charge .......................................      28
 Annual Administrative Fee ...........................................      28
 Transfer Charge .....................................................      29
 Premium Taxes .......................................................      29
 Federal, State and Local Taxes ......................................      29
 Other Expenses Including Investment Advisory Fees ...................      29
 Reduction in Charges for Certain Groups .............................      29
CERTAIN FEDERAL INCOME TAX CONSEQUENCES ..............................      29
 Taxation of Annuities ...............................................      30
  In General .........................................................      30
  Possible Changes in Taxation .......................................      30
  Surrenders and Partial Withdrawals from Qualified Contracts ........      30
  Surrenders and Partial Withdrawals from Non-Qualified Contracts ....      31
  Annuity Payments ...................................................      31
  Penalty Tax ........................................................      31
  Death Benefit Proceeds .............................................      31
  Gifts, Transfers, Assignments, or Exchanges of the Contract ........      32
  Generation-Skipping Transfers ......................................      32
  Multiple Contracts .................................................      32
  Withholding ........................................................      32
  Other Tax Consequences .............................................      32
  Qualified Plans ....................................................      32
  Qualified Pension and Profit Sharing Plans .........................      33
  Individual Retirement Annuities and Individual Retirement Accounts .      33
  Tax-Sheltered Annuities ............................................      33
  Section 457 Deferred Compensation ("Section 457") Plans ............      33
ALEXANDER HAMILTON LIFE INSURANCE COMPANY OF AMERICA .................      34
 The Separate Account ................................................      34
 Year 2000 Matter ....................................................      34
DISTRIBUTOR OF THE CONTRACTS .........................................      35
VOTING RIGHTS ........................................................      36
ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT ....................      36
 Addition, Deletion, or Substitution of Investments ..................      36
 Performance Data ....................................................      37
 Company Ratings .....................................................      38
GENERAL CONTRACT PROVISIONS ..........................................      39
LEGAL PROCEEDINGS ....................................................      39
AVAILABLE INFORMATION ................................................      40
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS ................      41
APPENDIX I -- SURRENDER CHARGE CALCULATION ...........................     I-1
APPENDIX II -- MARKET VALUE ADJUSTMENT CALCULATION AND EXAMPLES ......    II-1
FUND PROSPECTUSES
 Jefferson Pilot Variable Fund, Inc. .................................  JPVF-l
 Fidelity's Variable Insurance Products Funds (VIP and VIP II) .......   VIP-I
 MFS Variable Insurance Trust ........................................ MFSRS-1
 Oppenheimer Variable Account Funds (OVAF) ...........................  OVAF-1

--------------------------------------------------------------------------------
  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESPERSON OR OTHER
  PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.
--------------------------------------------------------------------------------

[arrow] DEFINITIONS

Accumulation Period--The period, beginning on the Contract Date, during which Contract Value builds up under your Contract, and ending on the date preceding the Maturity Date.

Unit--A unit of measure which we use to calculate Separate Account Value during the Accumulation Period.

Annuitant(s)--The natural person(s) upon whose life the Annuity Payments are based. You will be the Annuitant unless you name someone else to be the Annuitant in the Contract application. The Annuitant named in the application cannot be changed.

Annuity Payments--The payments we make to the Payee beginning on the Maturity Date. The amount of the Annuity Payments will be based on the Contract Value and the age of the Annuitant on the Maturity Date, and the Annuity Payment Option and payment frequency that you select.

Annuity Payment Options--Options available for methods of receiving Annuity Payments.

Annuity Period--The period which begins on the Maturity Date and ends with the last Annuity Payment.

Annuity Unit--A unit of measure used to determine the amount of each Variable Annuity payment.

Beneficiary--The persons or entities designated by you to receive the Death Benefit under the Contract.

Capital Developer Account--An allocation option available under the Contract that provides a Guaranteed Interest Rate for a specified Interest Rate Guarantee Period. This rate will never be less than 3% per year. The Capital Developer Account is guaranteed by us and is not part of the Separate Account.

Capital Developer Account Value--The portion of the Contract Value held in the Capital Developer Account.

Code--The Internal Revenue Code of 1986, as amended.

Company (our, we, us)--Alexander Hamilton Life Insurance Company of America.

Contract--The Allegiance Variable Annuity, an individual flexible premium multi-funded variable annuity contract that is described in this Prospectus.

Contract Date--The effective date of coverage under the Contract and the date from which the Company measures Contract Years, quarters, months and anniversaries.

Contract Owner (you, your)--The person or entity entitled to the ownership rights of the Contract. The Contract Owner is the person in whose name the Contract is issued. It is the person or entity named in the application, unless otherwise changed. Joint Contract Owners are permitted only if they are spouses.

Contract Value--The value of all of the Accumulation Units held under the Contract in the Separate Account plus the value of all amounts held under the Contract in the Capital Developer Account.

Contract Year--The first Contract Year is the annual period which begins on the Contract Date. Subsequent Contract Years begin on each anniversary of the Contract Date.

Death Benefit--The amount payable upon the death of any Contract Owner.

Due Proof of Death--Information required by the Company to process a claim for a Death Benefit, including a death certificate and a death claim form acceptable to the Company.

Fixed Annuity Options--Annuity Payment Options under the Contract that provide for scheduled and fixed payments.

Funds--The Jefferson Pilot Funds, VIP Portfolios, MFS Funds and Oppenheimer
Funds.

Guaranteed Interest Rate--The applicable effective annual interest rate which the Company will credit and compound annually on the Capital Developer Account Value during each Interest Rate Guarantee Period. The rate is guaranteed to be at least three percent per year.

Interest Rate Guarantee Period--A specified period which begins on the date that a Premium Payment is allocated to (or a portion of Contract Value is transferred to) the Capital Developer Account to accumulate at a Guaranteed Interest Rate. Currently the Company offers one and seven-year Interest Rate Guarantee Periods.

Investment Option--Each Interest Rate Guarantee Period of the Capital Developer Account and each Variable Sub-account of the Separate Account.

Issue Age--The age of the Contract Owner on the Contract Date.

Jefferson Pilot Variable Fund, Inc. ("JPVF")--An open-end diversified management investment company registered under the 1940 Act. JPVF was previously known as Chubb America Fund, Inc. and changed its name as part of the acquisition of Chubb Life and its affiliates by Jefferson-Pilot Corporation.

Jefferson Pilot Funds--The portfolios of JPVF which are available under the Contracts--Small Company Portfolio, World Growth Stock Portfolio, International Equity Portfolio, Growth Portfolio, Growth and Income Portfolio, Emerging Growth Portfolio, Capital Growth Portfolio, High Yield Bond Portfolio, Money Market Portfolio and Balanced Portfolio.

Market Value Adjustment--A positive or negative adjustment applied to the Capital Developer Account Value in the event of a premature full Surrender, Partial Withdrawal, Transfer or annuitization that is requested prior to the end of an Interest Rate Guarantee Period. The Market Value Adjustment does not apply during the last 30 days of the Interest Rate Guarantee Period.

Maturity Date--The date on which the Company makes the first Annuity Payment under the Contract. The latest Maturity Date that may be elected is the later of the Annuitant's 85th birthday or 10 years from the Contract Date.

MFS Funds--Mutual fund series of the MFS Variable Insurance Trust which are available under the Contract--MFS Research Series and MFS Utilities Series.

MFS Variable Insurance Trust--An open-end management investment company registered under the 1940 Act.

Net Premium Payment--A Premium Payment less any applicable Premium Tax.

Oppenheimer Funds--The Portfolios of the Oppenheimer Variable Account Funds which are available under the Contract--Oppenheimer Strategic Bond Fund and Oppenheimer Bond Fund.

Oppenheimer Variable Account Funds ("OVAF")--An open-end management investment company registered under the 1940 Act.

Payee--The person or entity who will receive Annuity Payments under the Contract.

Premium Payment--A payment to the Company under the Contract.

Premium Tax--A tax imposed by certain states when a Premium Payment is made, when Annuity Payments begin, when a partial withdrawal is made, or when the Contract is surrendered.

Request--A request in a form satisfactory to the Company, which is received by the Company's Variable Annuity Service Center.

Separate Account--The Alexander Hamilton Variable Annuity Separate Account, a separate account of Alexander Hamilton Life Insurance Company of America, which consists of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets and all other separate account assets of the Company. The Separate Account is registered as a unit investment trust under the 1940 Act.

Separate Account Value--The portion of Contract Value held in the Separate Account. There is no guaranteed or minimum Separate Account Value.

Surrender Value--Proceeds payable upon a surrender of the Contract, equal to
(a) the Contract Value (b) plus or minus any applicable Market Value Adjustment, (c) minus any applicable Surrender Charge, (d) minus the Annual Administrative Fee, and (e) minus any applicable Premium Tax.

The VIP Funds--The Variable Insurance Products Fund ("VIP") and the Variable Insurance Products Fund II ("VIP II"), which are open-end diversified management investment companies registered under the 1940 Act.

Treasury Rate--The applicable effective annual U.S. Treasury Rate used by the Company for determining the Market Value Adjustment applicable to a surrender, withdrawal, transfer, or annuitization from the Capital Developer Account at any given time.

Valuation Day--Any day on which the New York Stock Exchange is open for trading except for normal federal holiday closing or when the Securities and Exchange Commission has determined that a state of emergency exists. In addition, the Company will be closed on the following local or regional business holidays which shall not constitute a Valua-tion Day: Good Friday, the Friday following Thanksgiving and the day before or following Christmas Day.

Valuation Period--The period of time beginning at the close of business on the New York Stock Exchange on any Valuation Day and ending at the close of business on the next Valuation Day. A Valuation Period may be more than one day.

Variable Annuity Options--Annuity Payment Options under the Contract that provide for payments which vary as to dollar amount in relation to the investment performance of specified Variable Sub-accounts.

Variable Annuity Service Center--P.O. Box 515, Concord, NH 03302-0515. Notices, Requests and Premium Payments under the Contract must be sent to the Company's Variable Annuity Service Center.

Variable Sub-account--Separate Account assets are divided into Variable Sub-accounts. Assets of the Variable Sub-accounts will be invested in shares of the corresponding Funds.

VIP Portfolios--The portfolios of the VIP Funds which are available under the Contracts--VIP Equity-Income Portfolio, VIP II Index 500 Portfolio, VIP Growth Portfolio and VIP II Contrafund Portfolio.

[arrow] QUESTIONS AND ANSWERS ABOUT YOUR CONTRACT

The following are answers to some of the questions you may have about some of the more important features of the Contract. The Contract is more fully described in the rest of the Prospectus. Please read the Prospectus carefully.

1. What is the Contract?

The Contract is a flexible premium deferred variable annuity contract. It is designed for tax-deferred retirement investing. It can be purchased on a non-qualified basis ("Non-qualified Contract") or in connection with certain plans qualifying for favorable federal income tax treatment ("Qualified Contract"). The Contract, like all deferred annuity contracts, has two phases: the Accumulation Period and the Annuity Period. During the Accumulation Period, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The Annuity Period begins when you begin receiving payments under one of the Annuity Payment Options described in the answer to Question No. 2. The amount of money accumulated under your Contract during the Accumulation Period will be used to determine the amount of your Annuity Payments during the Annuity Period.

You may allocate your Premium Payments to any combination of the 20 Investment Options under the Contract. However, over the life of your Contract, you are currently limited to allocating your Premium Payments to no more than 16 of the current or future Variable Sub-accounts. The Company may change this limitation in the future. The Investment Options currently available are the 18 Variable Sub-accounts of the Separate Account and the two Interest Rate Guarantee Periods of the Capital Developer Account. These Investment Options may not be available in all states.

Each Sub-account will invest in a single investment portfolio (a "Portfolio") of a mutual fund. Because the Separate Account Value will increase or decrease depending on the investment experience of the Variable Sub-accounts to which you allocate your premiums, you bear the entire investment risk with respect to amounts allocated to the Sub-accounts. The investment policies and risks of each Portfolio are described in prospectuses for the Portfolios which accompany this Prospectus.

The Contract may be issued as a group contract in certain states. If you are covered under a group contract, you will be issued a certificate as evidence of your participation under the group contract. The description of the Contract in this Prospectus applies equally to a certificate under a group contract unless otherwise described.

2. What annuity options does the Contract offer?

The Contract offers four Annuity Payment Options. You may choose a fixed annuity, a variable annuity, or a combination of both. The Annuity Payment Options include:

[diamond] Fixed payments for a specified period between five and thirty years
          (available as a fixed annuity only).
[diamond] Payments for life with optional guaranteed periods.
[diamond] Joint and last survivor life income payments.
[diamond] Payments based on terms agreed upon in writing by you and the Company.

You may change your Annuity Payment Option at any time before annuitization. You may select the Maturity Date of your Contract. The latest Maturity Date you may select for a Non-qualified Contract, however, is the later of the Annuitant's 85th birthday or 10 years from the Contract Date. If your Contract was issued in connection with a qualified plan, a different maximum Maturity Date may apply.

If you select Annuity Payments on a variable basis, the amount of our payments to you will be affected by the investment performance of the Sub-accounts you have selected. A fixed annuity Payment Option provides for payments that will be set on the Maturity Date and will not change. If you select an Annuity Payment Option that is a combination of variable and fixed payments, you must specify the allocation of the Contract Value between the Fixed Payment Option and the Variable Payment Option. You may not change the Annuity Payment Option or the frequency of Annuity Payments after we begin making Annuity Payments to you.

3. How do I buy a Contract?

You can obtain a Contract application from your Company agent. We must receive a completed application and an initial Premium Payment of at least $2,000 before we will issue a Contract. A lower initial Premium Payment may apply to certain Qualified Contracts. You may pay for the initial Premium Payment in a single payment or by twelve equal systematic payments over the first 12 Contract months. Your subsequent Premium Payments must be at least $50. We will not issue a Contract to you if either you or the Annuitant is more than 90 years old. For certain types of Qualified Contracts you must be age 80 or younger before we will issue a Contract to you.

4. What are my investment choices under the Contract?

You can allocate and reallocate your investment among the Sub-accounts. Each Sub-account invests in a single Portfolio. Under the Contract, the Separate Account currently invests in the following Portfolios:
--------------------------------------------------------------------------------
Jefferson Pilot Variable Fund, Inc.:

 International Equity Portfolio
 World Growth Stock Portfolio
 Emerging Growth Portfolio
 Growth Portfolio
 Capital Growth Portfolio
 Small Company Portfolio
 Growth and Income Portfolio
 Balanced Portfolio
 High Yield Bond Portfolio
 Money Market Portfolio
--------------------------------------------------------------------------------
Fidelity Variable Insurance Trust:
 Growth Portfolio
 Equity-Income Portfolio
--------------------------------------------------------------------------------
Fidelity Variable Insurance Trust II:
 Contrafund Portfolio
 Index 500 Portfolio
--------------------------------------------------------------------------------
MFS Variable Insurance Trust:
 Research Series
 Utilities Series
--------------------------------------------------------------------------------
Oppenheimer Variable Account Funds:
 Strategic Bond Fund
 Bond Fund
--------------------------------------------------------------------------------

Each Portfolio holds its assets separately from the assets of the other Portfolios. Each Portfolio has distinct investment objectives and policies which are described in the accompanying prospectuses for the Portfolios.

5. What is the Capital Developer Account?

We currently offer two different Interest Rate Guarantee Periods in the Capital Developer Account, lasting for one and seven years. Not all periods are available in all states. We will credit specified interest rates to the amounts you allocate to the Capital Developer Account. The amounts which you allocate to the Capital Developer Account may be subject to a Market Value Adjustment if you request a Surrender, Partial Withdrawal, transfer or annuitization 31 days or more prior to the end of the Interest Rate Guarantee Period. Because of this adjustment and for other reasons, the amount we pay you upon a Surrender or Partial Withdrawal or apply to a transfer or annuitization may be more or less than the Capital Developer Account Value at the time of the transaction. However, the Market Value Adjustment will never reduce the earnings on amounts allocated to the Capital Developer Account to less than three percent per year before any applicable Surrender Charges.

6. What are my expenses under the Contract?

Mortality and Expense Risk Charge. We deduct a daily charge equal to a percentage of the net assets in the Separate Account for the mortality and expense risks that we assume. The effective annual rate of this charge is 1.25% of the Separate Account

Value. This charge does not apply to the Capital Developer Account.

Administrative Expense Charge. We deduct a daily charge equal to a percentage of the net assets in each Variable Sub-account for administering the Separate Account. The effective annual rate of this charge is 0.15% of the daily value of net assets in each Variable Sub-account. We guarantee that we will not increase this charge. This charge does not apply to the Capital Developer Account.

Annual Administrative Fee. We impose a fee each year for Contract maintenance and related administrative expenses. This fee is the lesser of $30 per Contract Year or 2% of Contract Value. We guarantee that we will not increase this fee. The fee will be deducted from the Contract Value on the last day of each Contract Year and upon Full Surrender of the Contract before a Contract Anniversary. We will not deduct the fee if 100% of the Contract Value is held in the Capital Developer Account. We will also not deduct the fee for a Contract Year if, on the last day of that Contract Year, the Contract Value is $30,000 or greater.

Transfer Charge. Although we currently are not charging a transfer fee, the Contract permits us to charge you a $10 fee for each transfer in excess of 15 during any Contract Year.

Surrender Charge. We will deduct a Surrender Charge from the amount of any Partial Withdrawal or Full Surrender during the first seven Contract Years to help defray sales expenses. The Surrender Charge in the first three Contract Years is 6% of the Contract Value withdrawn or surrendered and declines by one percentage point for each of the next four Contract Years. The Surrender Charge percentages are as follows:

                                        Percentage
                            Year          Charge
                            ----          ------
                             1              6%
                             2              6%
                             3              6%
                             4              5%
                             5              4%
                             6              3%
                             7              2%
                             8              0%

We will also impose the Surrender Charge on the Maturity Date if it occurs during the first seven Contract Years and you choose an annuity option of less than five years. The Surrender Charge will not apply to certain distributions. (See "Surrender Charge")

Each year you are entitled to a Free Withdrawal Amount, equal to 10% of the Contract Value at the time of the Surrender or Partial Withdrawal, on which we will not deduct a Surrender Charge. We guarantee that the aggregate Surrender Charge will never exceed 8.5% of the total premium payments.

Premium Taxes. We may incur Premium Taxes relating to the Contract in certain states. Depending upon applicable state law, we will deduct any Premium Taxes related to a particular Contract from Premium Payments, from the Contract Value upon Partial Withdrawal or Surrender, or on the Maturity Date. We may elect to defer the deduction of Premium Taxes from Premium Payments until a later time.

Fund Expenses. In addition to our charges under the Contract, each Portfolio deducts amounts from its assets to pay its investment advisory fees and other expenses.

7. How will my investment in the Contract be taxed?

You should consult a qualified tax adviser for personalized answers. If you are a natural person, generally, earnings under your Contract are not taxed until amounts are withdrawn or distributions are made (e.g., a Partial Withdrawal, Surrender or Annuity Payment). You may be deemed to have received a distribution and taxes may be due if you pledge or assign your Contract. Generally, a portion of any distribution or deemed distribution will be taxable as ordinary income. The taxable portion of certain distributions may be subject to withholding. In addition, a penalty tax may apply to certain distributions or deemed distributions under the Contract.

Special rules apply if the Contract is owned by a company or other legal entity. Generally, such an owner must include in income any increase in the excess of the Contract Value over the "investment in the contract" during the taxable year.

8. Do I have access to my money?

At any time during the Accumulation Period, you may elect to receive all or a portion of your Contract's Surrender Value. The minimum Partial Withdrawal amount you may receive is $250 from a Variable Sub-account and $1,000 from the Capital Developer Account. After a Partial Withdrawal, the remaining Contract Value must be at least $2,000.

Although you have access to your money during the Accumulation Period, certain charges, such as the

Surrender Charge, Annual Administrative Fee and state Premium Taxes, may be deducted on a Surrender or a Partial Withdrawal. You may also incur federal income tax liability or tax penalties. In addition, if you have allocated some of the value of your Contract to the Capital Developer Account, the amount of your surrender proceeds or withdrawal may be increased or decreased by a Market Value Adjustment.

The Separate Account value remaining in any Variable Sub-account immediately following a Partial Withdrawal must be at least $250. Immediately after a Partial Withdrawal from the Capital Developer Account, the remaining Capital Developer Account Value in an Interest Rate Guarantee Period must be at least $1,000. If the processing of your Partial Withdrawal request would result in a remaining Variable Sub-account value of less than $250 or a remaining Interest Rate Guarantee Period value of less than $1,000, we will treat your request as a request for the withdrawal of the entire Contract amount in that Variable Sub-account or Interest Rate Guarantee Period.

You may elect to receive the Contract Value as of the Maturity Date, less any applicable Surrender Charge, in a lump sum payment.

9. What is the death benefit?

We will pay a death benefit while the Contract is in force and before the Maturity Date, if the Contract Owner dies, or if the Annuitant dies and the Contract owner is not a natural person.. To receive the death benefit payment, the Beneficiary must return the Contract, provide us with Due Proof of Death, and elect a Death Benefit Option. The Death Benefit will be at least equal to the Contract Value at the time of payment. No Surrender Charge, Market Value Adjustment or Annual Administrative Fee is imposed upon amounts paid as a Death Benefit.

10. May I transfer Contract Value among the Investment Options and the Interest Rate Guarantee Periods?

During the Accumulation Period, you may transfer Contract Value among the Investment Options subject to certain limitations. The minimum amount you may transfer from any Variable Sub-account is $250. The minimum amount you may transfer from the Capital Developer Account is $1,000. Transfers from the Capital Developer Account may be subject to a Market Value Adjustment.

During the Annuity Period, if you have chosen a Variable Annuity Payment Option, you may transfer Separate Account Value between the various Variable Sub-accounts. However, if you have chosen a Fixed Annuity Payment Option, transfers are not permitted.

11. Do I have any right to cancel my Contract?

You have a limited time period in which to return your Contract for cancellation and receive a refund as described in your Contract. This time period depends on the state in which your Contract is issued. In most states, it is 10 days after you receive it. If your Contract replaces another contract, you have 20 days in which to cancel your Contract. The amount of your refund will depend on the state in which your Contract was issued. In most states, we will pay you an amount equal to the Contract Value on the date we receive the Contract from you and we will not deduct any Surrender Charges or administrative charges that would otherwise apply. The Contract Value may be more or less than your Premium Payments. In some states, we are required to refund your Premium Payments less any Partial Withdrawals you may have already made from your Contract. Since state laws differ as to the time period you have to return your Contract and the amount of the refund you would be entitled to, you should refer to your Contract for specific information about your circumstances.

12. Who can I contact for more information?

If you have a question about procedures or your Contract, or if you have a request that is required to be made to us, you can write to us at the Variable Annuity Service Center, P.O. Box 515, Concord, New Hampshire 03302-0515. You may also send us a fax at 603-226-5123 or call us at 1-800-289-1776. When contacting us you should include the Contract number, your name and the Annuitant's name. Please make sure you also sign the inquiry or request.

The foregoing summary is qualified in its entirety by the information in the remainder of this Prospectus, in the Statement of Additional Information, in the prospectus for each of the underlying Funds and in the Contract. You should refer to these documents for more detailed information. This Prospectus generally describes only the Contract and the Separate Account. Separate prospectuses attached hereto describe each Fund.

[arrow] FEE TABLES

Contract Owner Transaction Expenses
  Sales Load on Premium Payments ....................             none
  Maximum Surrender Charge
  (as a % of Contract Value Surrendered)(1) .........              6%
  Annual Administrative Fee .........................     The lesser of $30 per
                                                            Contract or 2% of
                                                             Contract Value
  Transfer Fee ......................................   No Fee for First 15 each
                                                           year; $10 for each
                                                          additional transfer
                                                        (currently not assessed)
Separate Account Annual Expenses
 (as a percentage of account value)
  Mortality and Expense Risk Charge .................             1.25%
  Administrative Expense Charge .....................             0.15%
                                                                  -----
  Total Separate Account Annual Expenses ............             1.40%

(1) The Surrender Charge is not applicable after the seventh Contract Year or to the first 10% of Contract Value withdrawn or surrendered during each Contract Year. (See "Free Surrender Amount.")

Fund Annual Expenses
(as a percentage of average net assets)

                                                                                           Total Fund
                                                    Management            Other              Annual
                                                       Fees              Expenses           Expenses
                                                  (After Expense      (After Expense     (After Expense
                                                 Reimbursements)     Reimbursements)     Reimbursements)
                                                -----------------   -----------------   ----------------
JPVF Growth Portfolio .......................          0.75%               0.65%              1.40%
JPVF High Yield Bond Portfolio ..............          0.75%               0.65%              1.40%
JPVF International Equity Portfolio .........          1.00%               0.60%              1.60%
JPVF Balanced Portfolio .....................          0.75%               0.22%              0.97%
JPVF Capital Growth Portfolio ...............          1.00%               0.09%              1.09%
JPVF Small Company Portfolio ................          0.75%               0.08%              0.83%
JPVF Emerging Growth Portfolio ..............          0.80%               0.20%              1.00%
JPVF Growth and Income Portfolio ............          0.75%               0.10%              0.85%
JPVF Money Market Portfolio .................          0.50%               0.10%              0.60%
JPVF World Growth Stock Portfolio ...........          0.75%               0.16%              0.91%
MFS Research Series .........................          0.75%               0.13%              0.88%(1)
MFS Utilities Series ........................          0.75%               0.25%              1.00%(1)
Oppenheimer Bond Fund .......................          0.73%               0.05%              0.78%
Oppenheimer Strategic Bond Fund .............          0.75%               0.08%              0.83%
VIP Equity-Income Portfolio .................          0.50%               0.08%              0.58%(2)
VIP Growth Portfolio ........................          0.60%               0.09%              0.69%(2)
VIP II Contrafund Portfolio .................          0.60%               0.11%              0.71%(2)
VIP II Index 500 Portfolio ..................          0.24%               0.04%              0.28%(3)

(1) The Series has an expense offset arrangement which reduces the Series' custodian fees based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which also have the effect of reducing the Series' expenses). Any such fee reductions are not reflected under "Other Expenses." The Adviser has agreed to bear expenses for the Series, subject to reimbursement by the Series, such that the Series' "Other Expenses" shall not exceed 0.25% during the current fiscal year. Otherwise, "Other Expenses" for the Utilities Series would be 0.45% and "Total Fund Annual Expenses" would be 1.20%.

(2) A portion of the brokerage commissions that certain funds pay was used to reduce funds expenses. In addition, certain funds have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total operating expenses presented in the table would have been .57% for VIP Equity-Income Portfolio, .67% for the VIP Growth Portfolio, and .68% for VIP II Contrafund Portfolio.

(3) FMR agreed to reimburse a portion of VIP II Index 500 Portfolio's expenses during the period. Without this reimbursement, the funds' management fee, other expenses and total expenses would have been .27%, .13%, and .40% respectively.

Examples

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets (and assuming the entire Contract Value is allocated to the applicable Variable Sub-account):

1. If you surrender the Allegiance Contract, you would pay the following expenses on a $1,000 investment assuming a 5% annual return on assets.*

                                                  1 Year     3 Years     5 Years     10 Years
Sub-accounts:                                    --------   ---------   ---------   ---------
JPVF Growth Portfolio ........................      $90        $157
JPVF High Yield Bond Portfolio ...............      $90        $157
JPVF International Equity Portfolio ..........      $92        $163
JPVF Balanced Portfolio ......................      $86        $145        $189        $345
JPVF Capital Growth Portfolio ................      $87        $148        $195        $360
JPVF Small Company Portfolio .................      $85        $140        $181        $328
JPVF Emerging Growth Portfolio ...............      $87        $145        $190        $349
JPVF Growth and Income Portfolio .............      $85        $141        $182        $330
JPVF Money Market Portfolio ..................      $83        $134        $169        $298
JPVF World Growth Stock Portfolio ............      $86        $143        $185        $338
MFS Research Series ..........................      $85        $142        $184        $334
MFS Utilities Series .........................      $87        $145        $190        $349
Oppenheimer Bond Fund ........................      $84        $139        $179        $321
Oppenheimer Strategic Bond Fund ..............      $85        $140        $181        $328
VIP Equity-Income Portfolio ..................      $83        $133        $168        $296
VIP II Contrafund Portfolio ..................      $84        $137        $175        $312
VIP II Index 500 Portfolio ...................      $80        $124        $152        $256
VIP Growth Portfolio .........................      $84        $136        $174        $310

* These expense figures also apply if the Contract is annuitized for less than five years.

2. If you annuitize for a period of five years or greater, or do not surrender the Allegiance Contract, you would pay the following expenses on a $1,000 investment assuming a 5% annual return on assets:

                                                  1 Year     3 Years     5 Years     10 Years
Sub-accounts:                                    --------   ---------   ---------   ---------
JPVF Growth Portfolio ........................      $29        $ 93
JPVF High Yield Bond Portfolio ...............      $29        $ 93
JPVF International Equity Portfolio ..........      $31        $100
JPVF Balanced Portfolio ......................      $25        $ 80        $143        $345
JPVF Capital Growth Portfolio ................      $26        $ 84        $150        $360
JPVF Small Company Portfolio .................      $23        $ 75        $136        $328
JPVF Emerging Growth Portfolio ...............      $25        $ 81        $145        $349
JPVF Growth and Income Portfolio .............      $24        $ 76        $137        $330
JPVF Money Market Portfolio ..................      $21        $ 68        $123        $298
JPVF World Growth Stock Portfolio ............      $24        $ 78        $140        $338
MFS Research Series ..........................      $24        $ 77        $138        $334
MFS Utilities Series .........................      $25        $ 81        $145        $349
Oppenheimer Bond Fund ........................      $23        $ 74        $133        $321
Oppenheimer Strategic Bond Fund ..............      $23        $ 75        $136        $328
VIP Equity-Income Portfolio ..................      $21        $ 68        $122        $296
VIP II Contrafund Portfolio ..................      $22        $ 72        $129        $312
VIP II Index 500 Portfolio ...................      $18        $ 58        $105        $256
VIP Growth Portfolio .........................      $22        $ 71        $128        $310

We have included the above table and examples to assist you in understanding the costs and expenses that you will bear directly or indirectly, by investing in the Separate Account. The table reflects expenses of the Separate Account as well as the Portfolios. For additional information you should read "Charges and Deductions" in the Prospectus and the section on expenses in the Prospectus for each underlying Portfolio. In addition to the expenses listed above, Premium Taxes may be applicable.

These examples reflect the Annual Administrative Fee as an annual charge of .01% of assets, based on an anticipated average Contract Value of $30,000.

The Examples should not be considered a representation of past or future expenses, and your actual expenses may be greater or lesser than those shown. Similarly, the annual rate of return of 5% assumed in the example is not an estimate or guarantee of future investment performance.

[arrow] CONDENSED FINANCIAL INFORMATION

The following condensed financial information is derived from the financial statements of the Separate Account. The data should be read in conjunction with the financial statements, related notes, and other financial information included in the Statement of Additional Information.

The following table sets forth certain information regarding the Variable Subaccounts for a Contract since the commencement of business operations on February 28, 1996.

The Accumulation Unit values and the number of Accumulation Units outstanding for each Variable Subaccount for each of the periods indicated are as follows

                                             1998            1997          1996
---------------------------------------------------------------------------------
JPVF Money Market Sub-account*
Accumulation unit value
o Beginning of period                    $    1.062           1.027         1.000
o End of period                          $    1.099           1.062         1.027
Number of accumulation units
o End of period                           8,842,988       1,052,017       480,732
---------------------------------------------------------------------------------
JPVF Balanced Sub-account*
Accumulation unit value
o Beginning of period                    $   12.910          10.801        10.000
o End of period                          $   14.990          12.910        10.801
Number of accumulation units
o End of period                             382,872         104,886        27,907
---------------------------------------------------------------------------------
JPVF Growth & Income Sub-account*
Accumulation unit value
o Beginning of period                    $   12.477      $    9.975        10.000
o End of period                          $   13.864      $   12.477         9.975
Number of accumulation units
o End of period                             466,744         105,759        40,125
---------------------------------------------------------------------------------
JPVF Capital Growth Sub-account*
Accumulation unit value
o Beginning of period                    $   14.527      $   11.844        10.000
o End of period                          $   19.844      $   14.527        11.844
Number of accumulation units
o End of period                             684,717         142,456        53,999
---------------------------------------------------------------------------------
JPVF Emerging Growth Sub-account*
Accumulation unit value
o Beginning of period                    $   12.469      $   10.344        10.000
o End of period                          $   16.345      $   12.469        10.344
Number of accumulation units
o End of period                             391,328         132,225        88,358
---------------------------------------------------------------------------------
JPVF World Growth Stock Sub-account*
Accumulation unit value
o Beginning of period                    $   11.179      $   10.985        10.000
o End of period                          $   11.335      $   11.179        10.985
Number of accumulation units
o End of period                             263,838         123,760       101,024
---------------------------------------------------------------------------------

                                           1998              1997              1996
-----------------------------------------------------------------------------------
JPVF Growth Sub-account**                                     N/A             N/A
Accumulation unit value                                       N/A             N/A
o Beginning of period                   $  14.655             N/A             N/A
o End of period                         $  18.879             N/A             N/A
Number of accumulation units                                  N/A             N/A
o End of period                            37,158             N/A             N/A
-----------------------------------------------------------------------------------
JPVF High Yield Bond Sub-account**                            N/A             N/A
Accumulation unit value                                       N/A             N/A
o Beginning of period                   $  11.909             N/A             N/A
o End of period                         $  11.695             N/A             N/A
Number of accumulation units                                  N/A             N/A
o End of period                           125,160             N/A             N/A
-----------------------------------------------------------------------------------
JPVF International Equity Sub-account**                       N/A             N/A
Accumulation unit value                                       N/A             N/A
o Beginning of period                   $  11.371             N/A             N/A
o End of period                         $  12.970             N/A             N/A
Number of accumulation units                                  N/A             N/A
o End of period                           144,191             N/A             N/A
-----------------------------------------------------------------------------------
JPVF Small Company Sub-account**                              N/A             N/A
Accumulation unit value                                       N/A             N/A
o Beginning of period                   $  10.000             N/A             N/A
o End of period                         $   8.588             N/A             N/A
Number of accumulation units                                  N/A             N/A
o End of period                           155,050             N/A             N/A
-----------------------------------------------------------------------------------
MFS Research Series Sub-Account**                             N/A             N/A
Accumulation unit value                                       N/A             N/A
o Beginning of period                   $  10.000             N/A             N/A
o End of period                         $  11.896             N/A             N/A
Number of accumulation units                                  N/A             N/A
o End of period                           230,004             N/A             N/A
-----------------------------------------------------------------------------------
MFS Utilities Series Sub-Account**                            N/A             N/A
Accumulation unit value                                       N/A             N/A
o Beginning of period                   $  10.000             N/A             N/A
o End of period                         $  11.672             N/A             N/A
Number of accumulation units                                  N/A             N/A
o End of period                           324,448             N/A             N/A
-----------------------------------------------------------------------------------
Oppenheimer Bond Sub-account*
Accumulation unit value
o Beginning of period                   $  10.915          $  10.223        10.000
o End of period                         $  11.449          $  10.915        10.223
Number of accumulation units
o End of period                           336,679            151,322        10,568
-----------------------------------------------------------------------------------
Oppenheimer Strategic Bond Sub-Account**                      N/A             N/A
Accumulation unit value                                       N/A             N/A
o Beginning of period                   $  10.000             N/A             N/A
o End of period                         $   9.989             N/A             N/A
Number of accumulation units                                  N/A             N/A
o End of period                           134,573             N/A             N/A
-----------------------------------------------------------------------------------
VIP Equity-Income Sub-account**                               N/A             N/A
Accumulation unit value                                       N/A             N/A
o Beginning of period                   $  10.000             N/A             N/A
o End of period                         $  11.296             N/A             N/A
Number of accumulation units                                  N/A             N/A
o End of period                           425,663             N/A             N/A
-----------------------------------------------------------------------------------

                                       1998        1997     1996
-----------------------------------------------------------------
VIP II Contrafund Sub-Account**                     N/A      N/A
Accumulation unit value                             N/A      N/A
o Beginning of period               $ 10.000        N/A      N/A
o End of period                     $ 12.355        N/A      N/A
Number of accumulation units                        N/A      N/A
o End of period                      254,379        N/A      N/A
-----------------------------------------------------------------
VIP II Index 500 Sub-Account**                      N/A      N/A
Accumulation unit value                             N/A      N/A
o Beginning of period               $ 10.000        N/A      N/A
o End of period                     $ 12.926        N/A      N/A
Number of accumulation units                        N/A      N/A
o End of period                      736,865        N/A      N/A
-----------------------------------------------------------------
VIP Growth Sub-Account**                            N/A      N/A
Accumulation unit value                             N/A      N/A
o Beginning of period               $ 10.000        N/A      N/A
o End of period                     $ 13.095        N/A      N/A
Number of accumulation units                        N/A      N/A
o End of period                      335,670        N/A      N/A
-----------------------------------------------------------------

* On December 5, 1997, the Company substituted shares of various Portfolios of the Jefferson Pilot Variable Fund, Inc. and the Oppenheimer Bond Fund for the then existing shares of the Alexander Hamilton Variable Insurance Trust ("AHVIT") and the Federated Prime Money Fund II. The above numbers reflect the performance of the AHVIT and the Federated Prime Money Fund II for the period prior to the date of the substitution and reflect the performance of the Jefferson Pilot Variable Fund, Inc. and the Oppenheimer Bond Fund for the period after the date of the substitution. In the substitution, the Oppenheimer Bond Fund was substituted for two of the AHVIT Funds and the pre-substitution performance numbers for the Oppenheimer Bond Sub-Account reflect the performance of only one of such AHVIT Funds.

** These Sub-accounts were added to the contract as of January 1, 1998.


[arrow] INVESTMENT OPTIONS

You may allocate your Premium Payments to the 18 Variable Sub-accounts of the Separate Account, to the two Interest Rate Guarantee Periods of the Capital Developer Account, or to a combination of these Investment Options. These Investment Options may not be available in all states. However, over the life of your Contract, you are currently limited to allocating your Premium Payments to no more than 16 of the Variable Sub-accounts in existence now or in the future. The Company reserves the right to modify this limitation in the future. There is no guaranteed or minimum Surrender Value for any Premium Payments or amounts allocated to any Variable Sub-account.

Separate Account Investments

The Separate Account currently is divided into 18 Variable Sub-accounts. We reserve the right to add or remove Variable Sub-accounts. Each Variable Sub-account reflects the investment performance of a specific underlying Fund. Currently, ten Sub-accounts invest in shares of the Jefferson Pilot Funds, four Sub-accounts invest in shares of the VIP Portfolios, two Sub-accounts invest in shares of the MFS Funds and two Sub-accounts invest in shares of the Oppenheimer Funds. JPVF, the VIP Funds, MFS Variable Insurance Trust and Oppenheimer Variable Account Funds are open-end management investment companies and, with the exception of the MFS Utilities Fund and JPVF International Equity Portfolio, all of the Funds available under the Contracts are diversified. Each Fund is managed by a registered investment adviser.

The investment adviser for JPVF is Jefferson Pilot Investment Advisory Corporation (formerly known as "Chubb Investment Advisory Corporation"), One Granite Place, Concord, New Hampshire, 03301. Jefferson Pilot Investment Advisory Corporation has contracted with seven unaffiliated companies, Templeton Global Advisors, Limited, Lord Abbett & Company, Janus Capital Corporation, Warburg Pincus Asset Management Inc. (formerly known as "Warburg, Pincus Counsellors, Inc."), Lombard Odier International Portfolio Management, Limited, Strong Capital Management, Inc. and Massachusetts Financial Services Company to act as sub-investment managers to the Jefferson Pilot Funds. These sub-investment managers are shown in the table below.

The investment adviser for the VIP Funds is Fidelity Management & Research Company ("FMR"), 82 Devonshire Street, Boston, Massachusetts. For certain of the VIP Portfolios FMR has entered into sub-advisory agreements with affiliated companies.

The investment adviser for the MFS Variable Insurance Trust is Massachusetts Financial Services Company ("MFS").

The investment adviser for the Oppenheimer Variable Account Funds is OppenheimerFunds, Inc.

The investment objective of each Fund is as follows:


                                                   EQUITY PORTFOLIO CHOICES
----------------------------------------------------------------------------------------------------------------------------
      Fund Name                                           Objective                                          Manager
 JPVF Growth         Capital growth by investing primarily in equity securities that the Sub-        Strong Capital
 Portfolio           Investment Manager believes have above-Management, Inc. average growth          Management, Inc.
                     prospects.
----------------------------------------------------------------------------------------------------------------------------
 JPVF                Long-term growth of capital through investments in securities whose             Lombard Odier
 International       primary trading markets are outside the United States.                          International Portfolio
 Equity Portfolio                                                                                    Management Limited
----------------------------------------------------------------------------------------------------------------------------
 JPVF Capital        Seeks capital growth. Realization of income is not a significant investment     Janus Capital
 Growth              consideration and any income realized will be incidental.                       Corporation
 Portfolio
----------------------------------------------------------------------------------------------------------------------------
 JPVF Small          Seeks growth of capital. The Portfolio pursues its objective by investing       Lord Abbett & Company
 Company             primarily in a diversified portfolio of equity securities issued by small
 Portfolio           companies.
----------------------------------------------------------------------------------------------------------------------------
 JPVF Emerging       Long-term growth of capital. Dividend and interest income from portfolio        MFS
 Growth Portfolio    securities, if any, is incidental to the Portfolio's investment objective of long-term growth.
----------------------------------------------------------------------------------------------------------------------------
 JPVF World          Long-term capital growth through a policy of investing primarily in stocks of   Templeton Global
 Growth              companies organized in the U.S. or in any foreign nation. A portion of the      Advisors, Limited
 Stock Portfolio     Portfolio may also be invested in debt obligations of companies and governments of any nation. Any income realized will be incidental.
----------------------------------------------------------------------------------------------------------------------------
 MFS Research        Seeks to provide long-term growth of capital and future income.                 MFS
----------------------------------------------------------------------------------------------------------------------------
 MFS Utilities       Seeks capital growth and current income (income above that available from       MFS
                     a portfolio invested entirely in equity securities).
----------------------------------------------------------------------------------------------------------------------------
 VIP Growth          Seeks to achieve capital appreciation.                                          FMR
 Portfolio
----------------------------------------------------------------------------------------------------------------------------
 VIP II Contrafund   Seeks long-term capital appreciation.                                           FMR
 Portfolio
----------------------------------------------------------------------------------------------------------------------------
 VIP II Index 500    Seeks investment results that correspond to the total return of common          FMR
 Portfolio           stocks publicly traded in the United States, as represented by the S&P 500.
----------------------------------------------------------------------------------------------------------------------------

                                          EQUITY AND FIXED-INCOME PORTFOLIO CHOICES
----------------------------------------------------------------------------------------------------------------------------
     Fund Name                                            Objective                                          Manager
----------------------------------------------------------------------------------------------------------------------------
 JPVF Balanced       Reasonable current income and long-term capital growth, consistent with         Janus Capital
 Portfolio           conservation of capital, by investing primarily in common stocks and fixed      Corporation
                     income securities.
----------------------------------------------------------------------------------------------------------------------------
 JPVF Growth and     Long-term growth of capital by investing primarily in a wide range of equity    Warburg Pincus Asset
 Income Portfolio    issues that may offer capital appreciation and, secondarily, to seek a          Management, Inc.
                     reasonable level of current income.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                               FIXED INCOME PORTFOLIO CHOICES
----------------------------------------------------------------------------------------------------------------------------
     Fund Name                                          Objective                                             Manager
----------------------------------------------------------------------------------------------------------------------------
 VIP Equity-        Seeks reasonable income by investing primarily in income-producing equity        FMR
 Income Portfolio   securities. In choosing these securities the fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard &
                    Poor's Composite Index of 500 Stocks (S&P 500).
----------------------------------------------------------------------------------------------------------------------------
 JPVF High          High level of current income by investing primarily in corporate obligations     MFS
 Yield Bond         with emphasis on higher yielding, higher risk, lower-rated or unrated
 Portfolio          securities.
----------------------------------------------------------------------------------------------------------------------------
 JPVF Money         Seeks to achieve as high a level of current income as is consistent with         MFS
 Market             preservation of capital and liquidity.
 Portfolio
----------------------------------------------------------------------------------------------------------------------------
 Oppenheimer        Seeks a high level of current income. As a secondary objective, seeks capital    OppenheimerFunds, Inc.
 Bond Fund          growth when consistent with its primary objective.
----------------------------------------------------------------------------------------------------------------------------
 Oppenheimer        Seeks a high level of current income principally derived from interest on debt   OppenheimerFund, Inc.
 Strategic Bond     securities and to enhance such income by writing covered call options on
 Fund               debt securities.
----------------------------------------------------------------------------------------------------------------------------

An investment in the JPVF Money Market Portfolio is neither insured nor guaranteed by the U.S. Government or the FDIC or any other agency.

                                     * * *

We do not promise that the Funds will meet their investment objectives. Amounts you have allocated to Sub-accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Funds in which those Sub-accounts invest. You bear the investment risk that those Funds will not meet their investment objectives. You should carefully review their prospectuses before allocating amounts to the Sub-accounts of the Separate Account. With regard to the JPVF High Yield Bond Portfolio and other Funds investing in higher yielding, higher risk, lower-rated or unrated securities, you should consult the appropriate section of the corresponding prospectus for a description of the risks associated with such investments.

On December 5, 1997, the Company and the Separate Account, pursuant to an Order issued by the Securities and Exchange Commission, substituted shares of the various investment portfolios of the Jefferson Pilot Funds and of the Oppenheimer Bond Fund of Oppenheimer Variable Account Funds for shares of various investment funds of the Alexander Hamilton Variable Insurance Trust and the Federated Prime Money Fund II of Federated Insurance Series.

Mixed and Shared Funding: Conflicts of Interest

Shares of the Funds are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Contract described in the Prospectus. Because Fund shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Funds simultaneously, since the interests of such policyowners or contract owner may differ. Although neither the Company nor the Funds currently foresees any such disadvantages either to variable life insurance policyowners or to variable annuity contract owners, each Fund's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Fund. This might force that Fund to sell portfolio securities at disadvantageous prices.

The Capital Developer Account

Premium Payments allocated to the Capital Developer Account and transfers to the Capital Developer Account are not part of the Separate Account. Rather, the Capital Developer Account is guaranteed by the general account of the Company, which supports insurance and annuity obligations. Interests in the Capital Developer Account have not been registered with the SEC in reliance upon exemptions under the Securities Act of 1933 and the Capital Developer Account has not been registered as an investment company under the Investment Company Act of 1940. However, disclosures regarding the Capital Developer Account may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses. Disclosure in this Prospectus relating to the Capital Developer Account has not been reviewed by the SEC.

Within the Capital Developer Account, we offer two Interest Rate Guarantee Periods, lasting for one and seven years. We will credit interest at a specified Guaranteed Interest Rate on Premium Payments you allocate and amounts you transfer to the Capital Developer Account. Amounts you allocate to the Capital Developer Account may be subject to a Market Value Adjustment upon a Surrender, Partial Withdrawal, Transfer or annuitization requested more than 30 days prior to the end of the Interest Rate Guarantee Period. The Market Value Adjustment will never reduce the return on amounts allocated to the Capital Developer Account to less than 3% per year before any applicable Surrender Charge. Because of this adjustment and for other reasons, the amount you receive upon Partial Withdrawal or Surrender or the amount applied to a transfer or annuitization may be more or less than the Capital Developer Account Value at the time of transaction.

You may elect to have your Premium Payments allocated to the Interest Rate Guarantee Periods at any time. In addition, you may transfer all or part of the Separate Account Value to one or more of the Interest Rate Guarantee Periods prior to the Maturity Date.

Contract Value in the Interest Rate Guarantee Periods will not share in the investment performance of our general account or any portion thereof. Instead, we will pay a specified rate of interest, the Guaranteed Interest Rate, for each Interest Rate Guarantee Period. The interest rate credited to each Interest Rate Guarantee Period will vary in our sole discretion, but it will never be less than 3% annually. There is no specific formula for the determination of the Guaranteed Interest Rate. Some of the factors that we may consider in determining the Guaranteed Interest Rate are: general economic trends; rates of return currently available and anticipated on our investments; expected investment yields; regulatory and tax requirements; and competitive factors. We reset this rate periodically. We currently reset the rate bi-weekly, but in the future the rate may be reset more or less frequently. Due to the Market Value Adjustment and Surrender Charge, you assume the risk that the Surrender Value of amounts allocated to the Capital Developer Account (or the proceeds of a transfer or amount annuitized) will be less than the Capital Developer Account Value.

We will invest the assets that support the Capital Developer Account in those assets chosen by us and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

Market Value Adjustment

The proceeds of a Partial Withdrawal, Full Surrender, or Transfer made from an Interest Rate Guarantee Period of the Capital Developer Account 31 days or more prior to the end of the Interest Rate Guarantee Period will be increased or decreased by the application of the Market Value Adjustment. Where applicable, the Market Value Adjustment is applied to the Capital Developer Account Value. No Market Value Adjustment is applied to any Partial Withdrawal, Surrender or Transfer from an Interest Rate Guarantee Period made during the last 30 days of the Interest Rate Guarantee Period. In addition, no Market Value Adjustment will apply to Transfers from the One Year Interest Rate Guarantee Period of the Capital Developer Account under the Dollar Cost Averaging program.

The Market Value Adjustment will reflect the relationship between (a) the Treasury Rate for the period, the term to maturity of which most closely approximates the duration remaining in the Interest Rate Guarantee Period from which the Partial Withdrawal, Surrender, or transfer is made, and (b) the Guaranteed Interest Rate applicable to the Interest Rate Guarantee Period from which the Partial Withdrawal, Surrender, or Transfer is made at the time of the transaction.

Generally, if your Guaranteed Interest Rate does not exceed the applicable Treasury Rate by at least

0.4%, then the application of the Market Value Adjustment will reduce the proceeds of a Partial Withdrawal, Surrender or transfer. Similarly, if your Guaranteed Interest Rate exceeds the applicable Treasury Rate by more than 0.4%, the application of the Market Value Adjustment will increase the proceeds of a Partial Withdrawal, Surrender, or transfer.

For example, assume that a Contract Owner selects an initial Interest Rate Guarantee Period of seven years and the Guaranteed Interest Rate for that duration is 8% per annum, and, at the end of four years, the Contract Owner makes a Partial Withdrawal. If the three year Treasury Rate is then 6%, the Market Value Adjustment will be positive and will increase the proceeds. On the other hand, if the Treasury Rate is higher than the Guaranteed Interest Rate, for example 10%, the application of the Market Value Adjustment will cause a decrease in the amount payable.

The formula for calculating the Market Value Adjustment is set forth in Appendix II to this Prospectus, which contains illustrations of the application of the Market Value Adjustment.

The Market Value Adjustment will never reduce the return on amounts allocated to the Capital Developer Account below three percent per year.

[arrow] THE ALLEGIANCE VARIABLE ANNUITY CONTRACT

The Allegiance Variable Annuity Contract (the "Contract") is an individual Flexible Premium Multi-Funded Deferred Variable Annuity Contract. You may purchase the Contract on a non-qualified basis ("Non-qualified Contract"). You may also purchase the Contract in connection with retirement plans or individual retirement accounts that qualify for favorable federal income tax treatment ("Qualified Contract"). The Contract is designed to aid you in long-term financial planning.

Contract Application and Issuance of Contracts

Before we will issue a Contract, we must receive a completed Application and an initial Premium Payment of at least $2,000 (although a lower minimum may apply to certain Qualified Contracts). You may pay the initial Premium Payment in a single payment or in twelve equal systematic payments over the first 12 Contract Months. The systematic payments must be made via automatic debits or automated clearing house transfers from your checking or savings account. We reserve the right to reject any Application or Premium Payment. For a Non-qualified Contract, you (or the Annuitant, if you are not the Annuitant) must be age 90 or younger. You must be age 80 or younger for certain types of Qualified Contracts. The Contract is not available in all states.

If you properly complete the Application and it can be accepted in the form received, your initial Net Premium Payment will be credited to the Contract Value within 2 business days after the later of our receipt of the Application or our receipt of the initial Premium Payment at our Variable Annuity Service Center. If we cannot credit the initial Net Premium Payment to the Separate Account because the Application or other issuing requirements are incomplete, we will contact you within 5 business days and give an explanation for the delay. We will return the initial Premium Payment to you at that time unless you permit us to keep the initial Premium Payment and credit it as soon as the necessary requirements are fulfilled. In that event, we will credit the initial Net Premium Payment to the Contract Value within 2 business days of the Application's completion.

Your Contract will become effective on the date we credit the initial Net Premium Payment to the Contract Value.

Free Look Period. You have a limited time period in which to return your Contract for cancellation and receive a refund as described in your Contract. This time period depends on the state in which your Contract is issued. In most states, it is 10 days after you receive it. If your Contract replaces another Contract, you have 20 days in which to cancel your Contract.

In order to cancel the Contract you must deliver or mail a written notice to our Variable Annuity Service Center, or to your registered representative from whom you purchased the Contract, and return the Contract. Such cancellation will be effective upon being postmarked, properly addressed and postage paid. The Contract will then be void as if it had never been issued.

The amount of your refund will depend on the state in which your Contract was issued. In most states we will pay you an amount equal to the Contract Value on the date we receive the Contract from you. We will not deduct any Surrender Charges or administrative charges that would otherwise apply. The Contract Value at that time may be more or less than your Premium Payments. In some states we are required to refund your Premium Payments less any

Partial Withdrawals you may have already made from your Contract. If your Contract is issued in one of the states where we are required to refund your Premium Payments, we will allocate any Premium Payments made prior to the expiration of the free look period (plus 5 days to allow for mailing time) to the JPVF Money Market Sub-account. Five days after the expiration of the free look period, we will allocate your Premium Payments to the Variable Sub-accounts in accordance with the instructions set forth in your application.

Premium Payments

You should make all Premium Payments, checks, or electronic fund transfers payable to Alexander Hamilton Life Insurance Company of America and they should be sent to our Variable Annuity Service Center. We will provide you a receipt upon request. We will provide you with a confirmation of each transaction. Your Premium Payments may be made directly on a flexible basis, through the systematic investment program, on a monthly or quarterly basis, or through a group billing or payroll deduction arrangement on a periodic basis.

Initial Premium Payment. The minimum initial Premium Payment is currently $2,000 (although a lower minimum may apply to certain Qualified Contracts). However, the minimum initial premium can be made in 12 equal monthly payments when you have elected the systematic investment program for additional premiums to be automatically withdrawn monthly from your bank account or when you are part of a periodic group billing or payroll deduction arrangement. We reserve the right to increase or decrease this amount for Contracts issued after some future date. The initial Premium Payment is the only Premium Payment required to be paid under a Contract. The maximum initial Premium Payment that we currently accept without our prior approval is $1,000,000.

Additional Premium Payments. Prior to the Maturity Date and before a Death Benefit has become payable, you may make additional Premium Payments at any interval. The minimum additional Premium Payment under the Contract is $50. We reserve the right to limit the dollar amount of any additional Premium Payments. Total Premium Payments under the Contract may not exceed $1,000,000 without our prior approval. Additional Premium Payments will be credited to Contract Value as of the Valuation Period during which they are received at our Annuity Service Center.

Allocation of Premium Payments. Premium Payments will be allocated among the 18 Variable Sub-accounts as specified by you in the Application. If you fail to specify how Premium Payments are to be allocated, the Application cannot be accepted. You must allocate Premium Payments to one or more Variable Sub-accounts of the Separate Account or to one or more Interest Rate Guarantee Periods, or some combination thereof in whole percentages (totaling 100%). Any allocation to a Variable Sub-account must be at least $50 and in increments of 5% of a Premium Payment. Any allocation to an Interest Rate Guarantee Period of the Capital Developer Account must be at least $1,000. Premium Payments allocated to an Interest Rate Guarantee Period will be credited with interest from the day after they are received.

The allocation specified in the Application will continue to be used for additional Premium Payments unless you request a change of allocation. You may change the allocation instructions for Net Premium Payments any time before the Maturity Date by sending a Request to our Variable Annuity Service Center. You must specify your new allocation choices. The allocation change will apply to Premium Payments received with or after the Request.

Payment Not Honored by Bank. Any payment due under the Contract which is derived, all or in part, from any amount paid to us by check or draft may be postponed until such time as we determine that such instrument has been honored.

Contract Value

On the Contract Date, your Contract Value equals your initial Net Premium Payment. Thereafter, on any day on or before your Maturity Date, your Contract Value equals the sum of the Separate Account Value and the Capital Developer Account Value. Your Contract Value will increase by (1) any additional Premium Payments we receive; (2) any increases in the Contract Value due to investment results of the Variable Sub-accounts you have selected; (3) interest credited to the Capital Developer Account; and (4) any positive Market Value Adjustments. Your Contract Value will decrease by (1) any Partial Withdrawals or Full Surrenders, including applicable charges; (2) any decreases in your Contract Value due to investment results of the Variable Sub-accounts you have selected; (3) the Mortality and Expense Risk Charge, the Administrative Expense Charge, any applicable Transfer

Charge, and, on the last day of any Contract Year, the Annual Administrative Fee; (4) any negative Market Value Adjustment; and (5) taxes, when applicable. We will inform you of your Contract Value upon request.

Your Contract Value is expected to change from Valuation Period to Valuation Period. A Valuation Period is the period between successive Valuation Days. A Valuation Day is any day that the New York Stock Exchange is open for trading. Holidays are generally not Valuation Days.

Separate Account Accumulation Unit Value. When you allocate a Net Premium Payment or transfer an amount to a Variable Sub-account, it is credited to the Separate Account Value in the form of Accumulation Units. Each Variable Sub-account has a distinct Accumulation Unit value. The number of units credited is determined by dividing the portion of the Net Premium Payment or amount transferred by the dollar value of one Accumulation Unit of the Variable Sub-account as of the end of the Valuation Period during which the allocation or transfer is made. When amounts are transferred out of, or withdrawn or surrendered from, a Variable Sub-account, Accumulation Units are cancelled or redeemed in a similar manner.

We will determine the Separate Account Value on every Valuation Day. For each Variable Sub-account, the Accumulation Unit value for a given Valuation Period is based on the net asset value of a share of the corresponding Fund. Therefore, the Accumulation Units will fluctuate in value from day to day based on the investment experience of the corresponding Fund and the Separate Account Value will increase or decrease to reflect the investment performance of the corresponding Fund. The Separate Account Value also reflects expenses borne by the Fund(s) and the deduction of certain charges. The determination of Variable Sub-account Accumulation Unit values is described in detail in the Statement of Additional Information.

Minimum Contract Value. A minimum Contract Value of $2,000 for Non-qualified Contracts must be maintained during the Accumulation Period. If you fail to maintain the minimum Contract Value and no Premium Payments have been made in the past two years, then we may cancel the Contract and return the Contract Value less any applicable fees to you in one lump sum. We will send a 90 day notice to the most current address you have given us before we cancel your contract. If you make sufficient Premium Payments to restore the Contract Value to at least the minimum Contract Value within 90 days of the date of notice, the Contract will not be cancelled.

Transfers

You can transfer Contract Value to or from Interest Rate Guarantee Periods of the Capital Developer Account and/or any Variable Sub-account of the Separate Account, within certain limits, as described below. We reserve the right to restrict the transfer privilege in any way. We must receive your transfer request at our Variable Annuity Service Center before a transfer will be effected.

As a general rule, we only make transfers on days when we and the New York Stock Exchange are open for business. If we receive your request on one of those days, we will make the transfer on the first subsequent day on which we and the New York Stock Exchange are open.

Transfers during the Accumulation Period are subject to the following provisions:

[diamond] There is no limit to the number of transfers that can be made. No fee is imposed on the first 15 transfers in each Contract Year during the Accumulation Period, but a fee equal to $10 may be imposed for each transfer in excess of 15 during any Contract Year. Although we reserve the right to impose the $10 fee, we currently have no plans to do so.

[diamond] Transfers from an Interest Rate Guarantee Period that are made within 30 days of the end of the Interest Rate Guarantee Period are not subject to a Market Value Adjustment. All other transfers from Interest Rate Guarantee Periods are subject to a Market Value Adjustment.

[diamond] If, after a transfer, the remaining Separate Account Value in the Variable Sub-account from which the transfer was made would be less than $250, we may include that remaining Separate Account Value as part of the transfer.

[diamond] The minimum amount you may transfer among the Variable Sub-accounts is $250 or the entire Separate Account Value remaining in the Investment Option. The minimum amount that may be transferred to or from an Interest Rate Guarantee Period of the Capital Developer Account is $1,000.

During the Annuity Period, under any Variable Annuity Option, you (whether you are the Annu-itant or not) may transfer Separate Account Value among Variable Sub-accounts, subject to the following provisions:

[diamond] There is no limit to the number of transfers that can be made. No fee is imposed on the first 15 transfers in each Contract Year during the Annuity Period, but there may be a charge of $10 for each transfer in excess of 15 during any Contract Year. We reserve the right to charge the fee, however, we currently have no plans to do so. We will provide at least 30 days notice of our intention to impose such fee.

[diamond] If, after a transfer, the remaining Separate Account Value in the Variable Sub-account from which the transfer was made is less than $250, we may include that remaining Separate Account Value as part of the transfer.

[diamond] The minimum amount you may transfer from a Variable Sub-account is $250 or the entire Separate Account Value remaining in the Variable Sub-account.

Transfers between Variable Sub-accounts during the Annuity Period will be processed based on the formula outlined in the Statement of Additional Information (see "Annuity Period Transfer Formulas").

No transfers of amounts applied to a Fixed Annuity Option are permitted.

Telephone Transfers and Reallocations. You or your authorized representative may request transfers by telephone of Contract Value or reallocation of Premium Payments (including allocation changes pursuant to existing Dollar Cost Averaging and Automatic Rebalancing programs), provided we have received the appropriate authorization form. You will be asked to provide us with personal identification information, such as social security number and date of birth, at the time of such request for verification purposes. Although we have procedures that are reasonably designed to reduce the risk of unauthorized telephone transfers or allocation changes, there still exists some risk. Neither the Company, Jefferson Pilot Variable Corporation, nor any of their affiliates are liable for any loss resulting from unauthorized telephone transfers or allocation changes if the procedures have been followed, and you bear the risk of loss in such situation.

Dollar Cost Averaging

Under the Dollar Cost Averaging program, you can instruct us to automatically transfer a specified dollar amount from any Variable Sub-account or the One Year Interest Rate Guarantee Period of the Capital Developer Account to the Variable Sub-accounts or the One Year Interest Rate Guarantee Period. The program is not available in connection with the Seven Year Interest Rate Guarantee Period of the Capital Developer Account. The automatic transfers can occur monthly or quarterly, and the amount transferred each time must be at least $50. At the time the program begins, your Contract must have a minimum value of $5,000. Automatic transfers from the One Year Interest Rate Guarantee Period of the Capital Developer Account taken under the Dollar Cost Averaging program will not be subject to a Market Value Adjustment.

Dollar Cost Averaging, a long-term investment method which provides for regular, level investments over time, results in the purchase of more Accumulation Units when the Accumulation Unit Value is low, and fewer Accumulation Units when the Accumulation Unit Value is high. However, there is no guarantee that the Dollar Cost Averaging program will result in a higher Contract Value, protect against loss, or otherwise be successful.

You can elect the Dollar Cost Averaging program when purchasing the Contract or at a later date. The election can specify that only a certain number of transfers will be made, in which case the program will terminate when that number of transfers has been made. Otherwise, the program will terminate when the amount in the Variable Sub-account or the One Year Interest Rate Guarantee Period of the Capital Developer Account, as applicable, equals $250 or less. There is no charge for this program. Transfers made as part of the Dollar Cost Averaging program do not count toward the 15 free transfers that you are permitted annually under the Contract.

Automatic Rebalancing

An automatic rebalancing program is also available to you. This program provides a method for re-establishing fixed proportions between selected Variable Sub-accounts on a systematic basis. Under this program, the allocation between Variable Sub-accounts will be automatically readjusted to the desired allocation, subject to a minimum of 5% per Variable Sub-account, on a quarterly or annual basis. Transfers made as a result of this program do not count toward the 15 free transfers that you are permitted annually under the Contract. There is currently no fee charged for participation in this program. This program does not guarantee profits nor protect against losses.

You may not elect to have Dollar Cost Averaging and Automatic Rebalancing at the same time. The applicable authorization form must be on file with us before either program may begin. We reserve the right to modify the terms and conditions of these programs upon 30 days advance notice to you.

[arrow] DISTRIBUTIONS UNDER THE CONTRACT

Surrenders and Partial Withdrawals

Prior to the Maturity Date, you may surrender all (a "Surrender" or "Full Surrender") or withdraw a portion (a "Partial Withdrawal") of the Surrender Value in exchange for a cash payment from us by sending a Request, signed by you, to our Variable Annuity Service Center. The Surrender Value is the Contract Value plus or minus any Market Value Adjustment minus any applicable Surrender Charge, Annual Administrative Fee, and any applicable Premium Taxes.

The proceeds payable upon a Partial Withdrawal will be the Partial Withdrawal amount requested, increased or decreased by applicable Market Value Adjustment and then decreased by any applicable Surrender Charge. For Partial Withdrawals, you must specify the Investment Option from which the withdrawal should be taken. If we do not receive allocation instructions from you, we will allocate the Partial Withdrawal proportionately among the Sub-accounts and the Capital Developer Account in the same proportions as you have instructed us to allocate your Premium Payments.

No Market Value Adjustment is imposed on Surrenders or Partial Withdrawals made from an Interest Rate Guarantee Period during the last 30 days of the Interest Rate Guarantee Period.

The minimum amount that you can withdraw is $250 ($1,000 if the withdrawal is from any Guaranteed Interest Period of the Capital Developer Account) unless we agree otherwise or unless a smaller amount is required to comply with the Code. Qualified Contracts may be subject to required minimum distribution requirements. (See "Certain Federal Income Tax Consequences.") In addition, following any Partial Withdrawal, your remaining Contract Value must be at least $2,000. If the processing of your Partial Withdrawal request would result in a remaining Contract Value of less than $2,000, we may treat your Partial Withdrawal request as a request for a Full Surrender of your Contract, and you will receive the Surrender Value. Following payment of the Surrender Value, your Contract will be cancelled. If the amount requested to be withdrawn or surrendered from an Investment Option is greater than the Contract Value of that Investment Option, we will pay you the entire Contract Value of that Investment Option, plus or minus any Market Value Adjustment, minus any Surrender Charge and minus any Annual Administrative Fee and any charge for applicable Premium Taxes that may apply.

The Separate Account Value remaining in any Variable Sub-account immediately following a Partial Withdrawal must be at least $250. The Capital Developer Account Value remaining in an Interest Rate Guarantee Period immediately following a Partial Withdrawal must be at least $1,000. If the processing of your withdrawal request would result in Separate Account Value remaining in a Variable Sub-account of less than $250 or Capital Developer Account Value remaining in an Interest Rate Guarantee Period of less than $1,000, we may treat your withdrawal request as a request for withdrawal of the entire Separate Account Value remaining in the relevant Variable Sub-account or the entire Capital Developer Account Value remaining in the relevant Interest Rate Guarantee Period.

You may Surrender the Contract at any time prior to the Maturity Date by sending a Request to our Variable Annuity Service Center. All of your rights and those of the Annuitant will terminate following a Full Surrender or at any time Partial Withdrawals reduce your Contract Value to zero. After the Maturity Date, no Surrenders or Partial Withdrawals are permitted. (See "Annuity Payment Options.")

Withdrawals and Surrenders will be processed using the Separate Account Value for the Valuation Period during which your Request for Withdrawal or Surrender is received at our Variable Annuity Service Center. We will pay all Partial Withdrawals and Full Surrender requests to you or to any other Payee that you designate within 5 business days (unless you choose a later date) following receipt of your request and all requirements necessary to process the Request at our Variable Annuity Service Center, except as follows:

[diamond] Capital Developer Account--We reserve the right, when permitted by law, to defer payment of any Partial Withdrawal or Full Surrender from the Interest Rate Guarantee Periods for up to 6 months. We will pay Interest on any amount deferred for 30 days or more at a rate of at least 3.0% per year.

[diamond] Separate Account--We reserve the right to defer the payment of any Partial Withdrawal or Full Surrender from the Separate Account as permitted by the Investment Company Act of 1940. Such delay may occur because (i) the New York Stock Exchange is closed for trading (other than usual weekend or holiday closing); (ii) the SEC determines that a state of emergency exists; or (iii) an order or pronouncement of the SEC permits a delay for your protection.

In addition, a Premium Payment amount is not available to satisfy a Partial Withdrawal or Full Surrender until the check or other instrument by which such Premium Payment was made has been honored.

Partial Withdrawals (including systematic withdrawals described below) and Surrenders may be taxable and a penalty tax may apply prior to age 59-1/2. (See "Certain Federal Income Tax Consequences.")

Systematic Withdrawal Plan

Under the Systematic Withdrawal Plan, you can instruct us to make automatic withdrawal payments to you monthly, quarterly, semi-annually or annually from a specified Variable Sub-account. The minimum monthly payment is $250, the minimum quarterly payment is $750, the minimum semi-annual payment is $1,500, and the minimum annual payment is $3,000, or the amounts can be the minimum required amounts to comply with qualified plan requirements. The request for systematic withdrawal must specify a date for the first payment, which must be at least 30 but not more than 90 days after the form is submitted. The Surrender Charge will not apply to the first 10% of Contract Value (determined at the time of the Withdrawal) that is withdrawn during a Contract Year. Amounts withdrawn in excess of 10% will be subject to any applicable Surrender Charge. After the seventh Contract Year, amounts withdrawn will no longer be subject to a Surrender Charge. Systematic Withdrawals may not be taken from the Interest Rate Guarantee Periods. Systematic Withdrawals may result in certain tax consequences. (See "Certain Federal Income Tax Consequences.")

Annuity Payments

We will make Annuity Payments beginning on the Maturity Date, provided that the Contract is in force on that date. The Annuity Payment Option and frequency of Annuity Payments may not be changed after Annuity Payments begin. Unless you specify otherwise, the Payee of the Annuity Payments is the Annuitant. The dollar amount of the payments will depend on numerous factors including the Contract Value on the Maturity Date, the type of Annuity and Annuity Payment Option you elected, the frequency of payments you elected, and possibly the age of the Annuitant on the Maturity Date.

Maturity Date. Initially, you select the Maturity Date at the time the Application is completed. You may change the Maturity Date from time-to-time, by submitting a Request to us, provided that notice of each change is received by our Variable Annuity Service Center at least 30 days prior to the then-current Maturity Date along with the written consent of any irrevocable Beneficiaries. The latest Maturity Date which may be elected for a Non-qualified Contract, unless otherwise consented to by the Company, is the Annuitant's 85th birthday or the tenth Contract anniversary (whichever is later) and for a Qualified Contract, the date the Annuitant attains age 701/2, unless you demonstrate that the minimum required distribution under the Code is being made. If you do not select a Maturity Date, the Maturity Date will be the Annuitant's 85th birthday (for a Non-qualified Contract) or the date the Annuitant attains age 701/2 (for a Qualified Contract).

Election of Annuity Payment Option. During your lifetime and that of the Annuitant and prior to the Maturity Date, you may choose an Annuity Payment Option. You may change the option, but a Request specifying a change of option and the written consent of any irrevocable Beneficiary must be received by our Variable Annuity Service Center at least 30 days prior to the Maturity Date. If no election is made at least 30 days prior to the Maturity Date, Annuity Payments will be made as an annuity for the Annuitant's life with Annuity Payments guaranteed for 10 years. (See "Annuity Payment Options," below.) You may not change the Annuity Payment Option after the Maturity Date.

If the Maturity Date is in the first seven Contract Years and if an Annuity Payment Option of less than five years is elected, then the surrender charge will be deducted.

Taxes. All or part of each Annuity Payment will be taxable. (See "Certain Federal Income Tax Consequences.") We may be required by state law to pay a Premium Tax on the amount applied to an Annuity Payment Option and we will deduct a charge for the amount of any such Premium Taxes.

Annuity Payment Options

The Contract provides four Annuity Payment Options which are described below. Three of these are offered as either a fixed annuity or a variable annuity (Option I is only available as a fixed annuity). You may elect a fixed annuity, a variable annuity, or a combination of both. If you elect a combination, you must specify what part of the Contract Value is to be applied to the Fixed and Variable Payment Options. Unless you specify otherwise, the Capital Developer Account Value will be used to provide a fixed annuity and the Separate Account Value will be used to provide a variable annuity. Variable Annuity Payments will be based on the Variable Sub-account(s) that you select, or on the allocation of the Separate Account Value among the Variable Sub-accounts.

If the amount of the Annuity Payments will depend on the age of the Annuitant, we reserve the right to ask for satisfactory proof of the Annuitant's age. If Annuity Payments are contingent upon the survival of the Annuitant, we may require evidence satisfactory to us that such Annuitant is living. We may delay making Annuity Payments until satisfactory proof is received.

On the Maturity Date, the sum of (i) the Capital Developer Account Value and
(ii) the Separate Account Value, plus or minus (iii) any Market Value Adjustment, minus (iv) any applicable Surrender Charge, minus (v) any Premium Tax, will be applied to provide for Annuity Payments under the selected Annuity Payment Option.

A fixed annuity provides for Annuity Payments which will remain constant pursuant to the terms of the Annuity Payment Option elected. The effect of choosing a fixed annuity is that the amount of each payment will be set on the Maturity Date and will not change. If a fixed annuity is selected, the Separate Account Value used to provide the fixed annuity will be transferred to the general assets of the Company, and may become subject to the claims of the Company's third party creditors. The Annuity Payments will be fixed in amount by the fixed annuity provisions selected and, for some options, the age of the Annuitant. The fixed annuity payment amounts are determined by applying the annuity purchase rate specified in the Contract to the portion of the Contract Value allocated to the Fixed Annuity Option that you select. However, if the Company's annuity purchase rates in effect on the Maturity Date would result in higher Annuity Payments, then those more favorable rates will be used.

A variable annuity provides for payments that fluctuate or vary in dollar amount, based on the investment performance of your selected allocations to one or more Variable Sub-accounts. The variable annuity purchase rate tables in the Contract reflect an assumed interest rate of 3.0%, so if the actual net investment performance of the Variable Sub-account is less than this rate, then the dollar amount of the actual Variable Annuity Payments will decrease. If the actual net investment performance of the Variable Sub-account is higher than this rate, then the dollar amount of the actual Variable Annuity Payments will increase. If the net investment performance exactly equals the 3.0% rate, then the dollar amount of the actual Variable Annuity Payments will remain constant. You should consult the Statement of Additional Information for more detailed infor-mation as to how we determine Variable Annuity Payments.

You may choose to receive Annuity Payments under any one of the Annuity Payment Options described below. In addition, we may consent to other plans of payment before the Maturity Date. Additionally, you may also elect to receive the Contract Value less any applicable Surrender Charge as of the Maturity Date in a lump sum payment.

Note Carefully: Under Annuity Payment Options II and III it would be possible for only one Annuity Payment to be made if the Annuitant(s) were to die before the due date of the second Annuity Payment; only two Annuity Payments if the Annuitant(s) were to die before the due date of the third Annuity Payment; and so forth.

The following Annuity Options are available:

Annuity Payment Option I--Income for Specified Period (Available as a Fixed Annuity Payment Option only)--We make Periodic Payments for the period you have chosen. The specified period must be at least 5 years and cannot be more than 30 years.

Annuity Payment Option II--Life Income--We make payments for as long as the Annuitant lives with optional guaranteed periods (Life Income with Period Certain). If the Annuitant dies before all of the guaranteed payments have been made, we will pay the remaining guaranteed payments to the Beneficiary.

Annuity Payment Option III--(1) Joint and Last Survivor Life Income Payments--We make payments during the joint lifetime of two Annuitants, continuing in the same amount during the lifetime of the surviving Annuitant; or (2) Joint and 50% or 75% Survivor Annuity--Payments will be made during the joint lifetime of two Annuitants, continuing during the lifetime of the surviving Annuitant and will be computed on the basis of one-half or three-fourths of the Annuity Payment (or units) in effect during the joint lifetime.

Annuity Payment Option IV--Special Income Settlement Agreement--The Company will pay the proceeds in accordance with terms agreed upon in writing by you and the Company.

During the Annuity Period, you may (whether or not you are the Annuitant), upon Request, transfer a portion of any Variable Sub-account to another Variable Sub-account within the Separate Account. (See "Transfers.") However, during the Annuity Period, no Partial Withdrawals or Surrenders are permitted.

A portion or the entire amount of the Annuity Payments may be taxable as ordinary income. If, at the time the Annuity Payments begin, we have not received a proper written election not to have federal income taxes withheld, we must by law withhold such taxes from the taxable portion of such annuity payments and remit that amount to the federal government. (See "Certain Federal Income Tax Consequences.")

Except as otherwise agreed to by you and the Company, Annuity Payments will be payable monthly. If your Contract Value is less than $2,000 (or an amount that would provide monthly Annuity Payments of less than $20 under any Annuity Payment Option) on the Maturity Date, we will pay you a lump sum. We may require proof from the Payee of the Annuitant's survival as a condition of future payments.

In some states, the Contracts offered by this Prospectus contain annuity tables that provide for different benefit payments to men and women of the same age. We will use these sex-distinct tables, where permitted, for non-qualified Contracts and IRAs. We will use unisex tables for Qualified Contracts (other than IRAs). You may request a copy of these tables from us.

Death Benefit

Death of Contract Owner Prior to Maturity Date. If you die before the Maturity Date, a Death Benefit will be paid to the Beneficiary, if living. The Death Benefit is payable upon our receipt of Due Proof of Death, as well as proof that the death occurred during the Accumulation Period. Upon our receipt of this proof and an election of a Death Benefit Option and return of the Contract, the Death Benefit generally will be payable after we have sufficient information to make the Death Benefit payment(s). If an election by the Beneficiary to receive Annuity Payments as described below under "Payment of Death Benefit to Beneficiary" is not received by us within 90 days following the date we receive Due Proof of Death, the Beneficiary will be deemed to have elected to receive the Death Benefit in the form of a single cash payment on such 90th day.

The determination of the Death Benefit depends upon your Issue Age (age when the Contract was issued). If you die and your Issue Age is less than or equal to age 75, the amount of the Death Benefit is equal to the greatest of:

(A) the sum of all Premium Payments less any "Adjusted Partial Withdrawals," with interest compounded at 4% per year (However, we will no longer credit this interest beginning on the earlier of (1) the date of your death or (2) the date you reach age 75);

(B) the Contract Value as of the most recent fifth Contract Anniversary occurring while the you were living and before your age 75, plus any Premium Payments and minus any "Adjusted Partial Withdrawals" made since that Contract Anniversary; and

(C) the Contract Value as of the date we have sufficient information to make the Death Benefit payment.

For purposes of (A), above, the Death Benefit will be calculated as of the date of the Contract Owner's death but will never be greater than 200% of all Premium Payments, less any Partial Withdrawals.)

The "Adjusted Partial Withdrawal" for each Partial Withdrawal is the product of
(a) times (b) where:

(a) is the ratio of the amount of the Partial Withdrawal to the Contract Value on the date of (but immediately prior to) the Partial Withdrawal; and

(b) is the Death Benefit on the date of (but immediately prior to) the Partial Withdrawal.

If you die and your Issue Age is greater than age 75, the amount of the Death Benefit is equal to the

Contract Value on the date we receive Due Proof of Death, election of a payment option, and return of the Contract.

If you are deemed a non-natural person (i.e., a trust or corporation) under
Section 72 of the Code, the Death Benefit is payable upon the death of the primary Annuitant. The "primary Annuitant" is that individual whose life affects the timing or amount of Annuity Payments under the Contract. The Death Benefit in such situation is equal to the Contract Value on the date we have received Due Proof of Death of the primary Annuitant, election of a payment option, and return of the Contract.

Payment of the Death Benefit will be in full settlement of our liability under the Contract, and the Contract will be cancelled on the date the Death Benefit is determined and paid.

Death Benefit payments will be made in a lump sum or in accordance with your or the Beneficiary's election, as described below. The Contract Value will be calculated as of the date the we receive Due Proof of Death and all requirements necessary to make the payment at our Variable Annuity Service Center. The Contract will end on such date.

IRS Required Distribution. Federal tax law requires that if you die before the Maturity Date, then the entire value of the Contract must generally be distributed within five years of the date of your death. Special rules may apply to your spouse. See "Federal Tax Matters," in the Statement of Additional Information, for a detailed description of these rules. Other rules apply to Qualified Contracts. (See "Certain Federal Income Tax Consequences.")

Death of Annuitant Prior to Maturity Date. If you are not the Annuitant and the Annuitant dies prior to the Maturity Date, you may name a new Annuitant. If no new Annuitant is named, you become the new Annuitant.

If you are a non-natural person (i.e., a trust or corporation) for purposes of Code Section 72, then the primary Annuitant's death will be treated as the death of the Contract Owner and will result in payment of the Contract Value. (No enhanced Death Benefit will apply.)

Death of Annuitant on or After Maturity Date. If the Annuitant dies while there are remaining guaranteed Annuity Payments to be made, we will continue to make the remaining guaranteed Annuity Payments to only one of the following, in this order: (1) the named Payee, if any and if living, (2) the Contract Owner, if living, (3) the Beneficiary, if any and if living, and (4) the Contract Owner's estate. Annuity Payments will be paid at least as rapidly as under the Annuity Payment Option in effect at the time of death. However, the recipient of the remaining Annuity Payments can elect to accelerate payment of the remaining Annuity Payments. No amount will be payable to a Beneficiary under any Annuity Payment Option if the Annuitant dies after all guaranteed Annuity Payments have been made.

Death of Contract Owner on or After Maturity Date. If you die after the Maturity Date and before the Annuitant, we will pay any remaining guaranteed Annuity Payments to only one of the following, in this order: (1) any named Payee, if living, (2) any joint Contract Owner, if living, (3) any Beneficiary, if living, (4) the deceased Contract Owner's estate. Annuity Payments will be paid at least as rapidly as under the Annuity Payment Option in effect at the time of death.

Contract Owner's Spouse as Beneficiary. If you die and the Beneficiary is your surviving spouse, your spouse may choose not to receive the Death Benefit and may continue the Contract and become the Contract Owner. In this situation, if you were also the Annuitant, your spouse will be the new Annuitant. If your spouse chooses to continue the Contract, no Death Benefit will be paid because of your death.

Payment of Death Benefit to Beneficiary. Instead of accepting the Death Benefit, the Beneficiary (after your death) can choose by Request to receive Annuity Payments based on his or her life expectancy. Payment under any payment option must be for the life of the Beneficiary or for a number of years that is not more than the life expectancy of the Beneficiary, at the time of your death (as determined for federal tax purposes), and must begin within one year of your death.

Beneficiary

You may name more than one Beneficiary in the Application. You may change a Beneficiary by sending a Request, signed by you, to our Variable Annuity Service Center. When the Variable Annuity Service Center records the change, it will take effect as of the date we received your Request at our Variable Annuity Service Center. You may designate the amount or percentage of the Death Benefit that each Beneficiary receives, either in the Application or by a Request, signed by you. If you do not make such a designation, the Death Benefit will be paid in equal shares to each Beneficiary. We will comply with all state and federal laws requiring notification of the change in Beneficiary.

Change of Contract Owner

You may change the Contract Owner while the Annuitant is alive by sending a Request to our Variable Annuity Service Center. The change will be effective on the date we record the Request, but will be subject to any payment made or action taken by us before recording the change. When the change takes effect, all rights of ownership in the Contract will pass to the new Contract Owner. Changing the Contract Owner does not change the Annuitant, or the Beneficiary. Changing the Contract Owner may have tax implications (See "Certain Federal Income Tax Consequences"). We will comply with all state and federal laws requiring notification of the change in Contract Owner. The Annuitant named in the Application cannot be changed unless that Annuitant dies prior to the Maturity Date.

Restrictions Under the Texas Optional Retirement Program

Section 36.105 of the Texas Educational Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw their interest in a variable annuity contract issued under the ORP only upon: (1) termination of employment in the Texas public institutions of higher education; (2) retirement; or (3) death. Accordingly, if you are a participant in the ORP, you (or your estate if you have died) will be required to obtain a certificate of termination from the employer or a certificate of death before the Contract can be surrendered.

Restrictions Under Qualified Contracts

Other restrictions with respect to the election, commencement, or distribution of benefits may apply under Qualified Contracts or under the terms of the plan in respect of which Qualified Contracts are issued.

Restrictions Under Section 4O3(b) Plans

Section 403(b) of the Internal Revenue Code provides for tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. In accordance with the requirements of Section 403(b), any Contract used for a 403(b) plan will prohibit distributions of elective contributions and earnings on elective contributions except upon death of the employee, attainment of age 59-1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

[arrow] CHARGES AND DEDUCTIONS

We will make certain charges and deductions under the Contract in order to compensate us for incurring expenses in distributing the Contract, bearing mortality and expense risks under the Contract, and administering the Separate Account and the Contracts. The Company may also deduct charges for transfers, Premium Taxes, and other federal, state or local taxes. In addition, certain deductions are made from the assets of the Funds for management fees and expenses.

Surrender Charge

We incur expenses relating to the sale of Contracts, including commissions to registered representatives and other promotional expenses. The Surrender Charge, which is a contingent deferred sales charge, is intended to allow as to recoup these distribution expenses. In connection with a Partial Withdrawal, Full Surrender, or an Annuity Payment Option of less than five years during the first seven Contract Years, we will impose the Surrender Charge on the amount withdrawn or surrendered, net of any Market Value Adjustment and before any deductions for the Annual Administrative Fee or Premium Taxes. The Surrender Charge is calculated as a percentage of the Contract Value withdrawn, surrendered, or annuitized. The Surrender Charge schedule is as follows:

Contract Year             1      2      3      4      5      6      7     8+
-------------             -      -      -      -      -      -      -     --
Surrender Charge.....     6%     6%     6%     5%     4%     3%     2%     0%

The Surrender Charge may not be applied under the following circumstances:

1.  If you cancel the Contract during the free look period.

2. If you choose to annuitize the Contract after the first Contract Year and you choose an Annuity Payment Option of longer than five years.

3.  Payment of the Death Benefit.

4.  On any Free Surrender Amount. (See below.)

5. To comply with the minimum distribution requirements of the Internal Revenue Code.

6. If, after the Contract Date, you become confined to a hospital or a state-licensed inpatient nursing care facility ("nursing care facility") and meet all of the following conditions:

    (a) You were not confined to a nursing care facility at any time on or before the Contract Date;

    (b) You have been confined to a nursing care facility for at least 30 consecutive days;

    (c) It is medically necessary for you to be confined to the nursing care facility; and

    (d) You send us a Request for a Surrender or Partial Withdrawal along with the Request for waiver of Surrender Charges while you are confined or within 90 days after your discharge from such facility.

7. If You are diagnosed as suffering from an illness that reduces your life expectancy to 12 months or less from the date of diagnosis, we reserve the right to require, at our expense, a second opinion from a physician acceptable to both of us.

We will tell you the amount of Surrender Charge that would be assessed upon a Withdrawal or Surrender upon request. More information about how the Surrender Charge is calculated for Partial Withdrawals and Full Surrenders is in Appendix
I. We may waive or reduce the Surrender Charge for Contracts sold to certain groups (See "Reduction in Charges for Certain Groups.")

We anticipate that the Surrender Charge will not generate sufficient funds to pay the cost of distributing the Contracts.

We guarantee that the aggregate surrender charge will never exceed 8.5% of the total premium payments you make under the Contract.

Free Surrender Amount. We impose a Surrender Charge on partial withdrawals and full surrenders (and certain annuitizations) in the first seven Contract Years. However, you are entitled to withdraw up to 10% of the Contract Value each year without a Surrender Charge. This free surrender amount is equal to 10% of the Contract Value as of the date of the withdrawal, less the sum of free surrender amounts previously taken during the Contract Year, and will not be less than zero. Because the Contract Value may change from day to day, the free surrender amount or any remaining portion thereof may increase or decrease on any day. Any cumulative amount surrendered or withdrawn in excess of the annual free surrender amount during one of the first seven Contract Years is subject to the Surrender Charge, as applicable. Unused free surrender amounts cannot be accumulated and carried from one Contract Year to the next. The free surrender amount does not apply to amounts applied to an Annuity Payment Option.

Mortality and Expense Risk Charge

We impose a daily charge as compensation for bearing certain mortality and expense risks in connection with the Contracts. This charge is 1.25% annually of the daily value of net assets in each Variable Sub-Account. The Mortality and Expense Risk Charge is reflected in the Accumulation Unit value or Annuity Unit value for each Variable Sub-account. The Mortality and Expense Risk Charge will not be deducted with respect to amounts held in the Capital Developer Account.

Contract Values and Annuity Payments are not affected by changes in actual mortality experience nor by actual expenses incurred by the Company. The mortality risks we assume arise from our contractual obligations to make Annuity Payments. Thus, you are assured that neither the Annuitant's own longevity nor an unanticipated improvement in general life expectancy will adversely affect the Annuity Payments that you will receive under the Contract.

We also bear substantial risk in connection with the Death Benefit. During the Accumulation Period, if your Age is less than 75, we will pay a Death Benefit that could be greater than the Contract Value. Otherwise, the Death Benefit is based on the Contract Value. The Death Benefit is paid without imposition of a Surrender Charge or application of the Market Value Adjustment.

The expense risk we assume is the risk that our actual expenses in administering the Contract and the Separate Account will exceed the amount we receive through the Annual Administrative Fee and the Administrative Expense Charge.

Administrative Expense Charge

We deduct a daily charge equal to a percentage of the net assets in each Variable Sub-account for administering the Separate Account. The effective annual rate of this charge is 0.15% of the daily value of net asset in each Variable Sub-account. We guarantee that the amount of this charge will not increase. The Administrative Expense Charge does not apply to any amounts held in the Capital Developer Account.

Annual Administrative Fee

In order to cover the cost of administering your Contract, we deduct an Annual Administrative Fee from the Contract Value of your Contract on the last day of each Contract Year and upon Full Surrender of the Contract. This Annual Administrative Fee is the lesser of $30 or 2% of Contract Value on the last day of the applicable Contract Year. We guarantee that this fee will not increase. We do not anticipate realizing any profit from this charge. The Annual Administrative Fee will be deducted pro rata from your Investment Options in the same proportion that the amount of your Contract Value in each Investment Option bears to your total Contract Value. We will waive the Annual Administrative Fee if, on the last day of that Contract Year, your Contract Value is $30,000 or greater or if 100% of your Contract Value is allocated to the Capital Developer Account. No Annual Administrative Fee is deducted after the Maturity Date.

We may waive or reduce the Annual Administrative Fee for Contracts sold to certain groups. (See "Reduction in Charges for Certain Groups.")

Transfer Charge

We may impose a fee equal to $10 for each Transfer in excess of 15 during any Contract Year. Although we reserve the right to impose a $10 fee, we currently have no plans to do so.

Premium Taxes

We may be required to pay Premium Taxes in certain states. Depending upon applicable state law, we will deduct the Premium Taxes if we are required to pay them. This may occur, for example, at the time you pay a premium, Surrender the Contract or make a Partial Withdrawal or when the Contract reaches the Maturity Date or a Death Benefit is paid. Premium Taxes may range from 0% to 3.5% of Premium Payments or Contract Value.

Federal, State and Local Taxes

No charges are currently made for federal, state, or local taxes other than state Premium Taxes. However, we reserve the right to deduct charges in the future for such taxes or other economic burden resulting from the application of any tax laws that we determine to be attributable to the Contracts.

Other Expenses Including Investment Advisory Fees

You indirectly bear the charges and expenses of the Funds whose shares are held by the Sub-accounts to which you allocate your Contract Value. The net assets of each Fund will reflect deductions in connection with the investment advisory fees and other expenses.

For more information concerning the investment advisory fees and other charges against the Funds, see the prospectuses for the Funds, current copies of which accompany this Prospectus.

Reduction in Charges for Certain Groups

The Company may reduce or eliminate the Annual Administrative Fee or Surrender Charge on Contracts that have been sold to (1) employees and sales representatives of the Company or its affiliates; (2) customers of the Company or distributors of the Contracts who are transferring existing contract values to a Contract; (3) individuals or groups of individuals when sales of the Contract result in savings of sales or administrative expenses; or (4) individuals or groups of individuals where Premium Payments are to be made through an approved group payment method and where the size and type of the group results in savings of administrative expenses.

In no event will reduction or elimination of the Annual Administrative Fee or Surrender Charge be permitted where such reduction or elimination will be unfairly discriminatory to any person.

[arrow] CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following discussion is a general description of federal tax considerations relating to the Contract and is not intended as tax advice. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the Contract. Any person concerned about these tax implications should consult a competent tax advisor before initiating any transaction. This discussion is based upon the Company's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of the present Federal Income tax laws or of the current interpretation by the Internal Revenue Service. Moreover no attempt has been made to consider any applicable state or other tax laws.

You may purchase the Contract on a non-qualified basis ("Non-qualified Contract") or for use in connection with plans qualifying for favorable tax treatment ("Qualified Contract"). Qualified Contracts are designed for use by individuals whose Premium Payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401, 403(b), 408 (Traditional IRA), 408A (Roth IRA), or 457 of the Internal Revenue Code of 1986, as amended (the "Code"). Information regarding the tax treatment of a Traditional IRA or a Roth IRA is contained in a separate IRA Disclosure Statement available from the Company. The ultimate effect of Federal income taxes on the amounts held under a Contract, on Annuity Payments, and on the economic benefit to you, the Annuitant, or the Beneficiary depends on the type of retirement plan, on the tax and employment status of the individual concerned and, in some cases on the employer's tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Contract with proceeds from a tax qualified plan and receiving distributions from a Qualified Contract in order to continue receiving favorable tax treatment. Therefore, purchasers of Qualified Contracts should seek competent legal and tax advice regarding the suitability of the Contract for their situation, the applicable requirements, and the tax treatment of the rights and benefits of the Contract. The following discussion assumes that a Qualified Contract is purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special Federal income tax treatment.

If you purchase this Contract as a Non-Qualified Contract, it is intended that the Contract will be owned and administered to satisfy the requirements of
Section 72 of the Code. If you purchase this Contract as a Qualified Contract, it is intended that the Contract will be owned and administered to satisfy the requirements of the provisions of the Code that apply to that type of Qualified Contract. The following discussion is based on the assumption that the Contract satisfies whichever Federal income tax rules apply to the Contract.

At the time you pay the initial Premium Payment, you must specify whether a Non-Qualified Contract or a Qualified Contract is being purchased. If your initial Premium Payment is derived from an exchange or surrender of another annuity contract, we may require that you provide us with information as to the Federal income tax status of the previous annuity contract. We will require you to purchase separate Contracts if you desire to invest monies qualifying for different annuity tax treatment under the Code. We would require the minimum initial Premium Payment on each contract. Additional Premium Payments under your Contract must qualify for the same Federal income tax treatment as your initial Premium Payment under the Contract. We will not accept an additional Premium Payment under your Contract if the Federal income tax treatment of such Premium Payment would be different from that of your initial Premium Payment.

Taxation of Annuities

In General. Section 72 of the Code governs taxation of annuities in general. We believe that if you are an individual (a "natural" person under the tax rules), you will not be taxed on increases in the value of a Contract until a distribution occurs (e.g., Partial Withdrawals, Full Surrenders or Annuity Payments under the Annuity Payment Option elected). Any change in ownership, assignment, pledge, or agreement to assign or pledge any portion of your Contract Value (and in the case of a Qualified Contract, any portion of your interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single lump sum payment or an annuity) is taxable as ordinary income.

If the owner of any Non-qualified annuity contract is not an individual or other "natural" person (e.g., a corporation or a certain type of trust), the owner generally must include in income any increase in the excess of the contract's value over the "investment in the contract" (discussed below) during the taxable year. There are some exceptions to this rule, and if you are not a natural person you may wish to discuss these with a competent tax advisor.

Possible Changes in Taxation. In past years, legislation has been proposed that would have adversely modified the Federal taxation of certain annuities. For example, one such proposal would have changed the tax treatment of nonqualified variable annuities by taxing the owner on the gain in any sub-account if the owner transferred funds between various investment options. Although as of the date of this prospectus Congress has not passed any legislation regarding the taxation of annuities, there is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, judicial decisions, etc.). Moreover, it is also possible that any change could apply to your Contract even though it was purchased prior to the change in the tax laws or rules.

Surrenders and Partial Withdrawals from Qualified Contracts. In the case of a Surrender or Partial With-drawal under a Qualified Contract, under Section 72(e) of the Code a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total account balance under the retirement plan. The "investment in the contract" generally equals the amount of any premium payments paid by or on behalf of any individual with after tax contributions. For a Contract issued in connection with qualified plans, the "investment in the contract" can be zero. As explained in the separate Disclosure Statement for Roth IRAs, special tax rules apply to distributions from Roth IRAs and Roth Conversion IRAs.

Surrenders and Partial Withdrawals from Non-Qualified Contracts. With respect to Non-Qualified Contracts, Partial Withdrawals (including systematic withdrawals) are generally treated as taxable income to the extent that the Contract Value immediately before the Partial Withdrawal exceeds the "investment in the contract" at that time. The Contract Value immediately before a Partial Withdrawal is before any surrender charge, and includes any positive Market Value Adjustment which results from such a Partial Withdrawal. Full Surrenders are treated as taxable income to the extent that the amount received exceeds the "investment in the contract."

Annuity Payments. If you elect to receive payments over a period of years, over your life expectancy, or over the life expectancies of yourself and another individual, part of each payment you receive will be a return of your "investment in the contract" and part of each payment will be taxable income. In general, the amount of each payment that is a return of your "investment in the contract" is calculated by dividing your total "investment in the contract" by the total number of expected payments. For example, if your "investment in the contract" is $6,000, and you elect to receive 60 monthly annuity payments, $100 of each payment will be a return of your "investment in the contract" and will not be subject to Federal income taxes ($6,000 / 60 = $100). If payments are being made over your life expectancy, or the joint life expectancy of you and your spouse, there are IRS tables which are used to determine how many annuity payments are expected to be made. After you have received the expected number of payments, you will have received tax-free your entire "investment in the contract." Any additional payments will be fully taxable. If you die before you have received your entire "investment in the contract" and there are no additional payments after you die, there is a special tax rule that allows you a deduction for the unrecovered "investment in the contract" on your last income tax return. If some payments continue to your beneficiary after your death, your beneficiary can recover any remaining "investment in the contract" over the additional payments being made.

Penalty Tax. For Non-Qualified Contracts and for most Qualified Contracts (there are special rules for Roth IRAs) there may be a 10% Federal penalty tax on any premature distributions. The 10% penalty applies only to the portion of the distribution that is treated as taxable income. In general, however, there is no penalty tax on distributions from a Non-Qualified Contract: (1) made on or after the date on which you attain age 59-1/2; (2) made as a result of your death or disability; (3) received in substantially equal periodic payments as a life annuity or a joint and survivor annuity for the lives or life expectancies of you and a "designated beneficiary"; (4) resulting from the direct rollover of the Contract into another qualified contract or individual retirement annuity; (5) allocable to investment in the Contract before August 14, 1982;
(6) under a qualified funding asset (as defined in Code Section 130(d)); (7) under an immediate annuity (as defined in Code Section 72(u)(4)); or (8) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service. For distributions from Qualified Contracts, in addition to all of the above exceptions to the 10% penalty tax, the following additional exceptions to the penalty may apply: (1) made to an employee after separation from service after age 55 from a retirement plan other than an IRA; (2) made to pay certain uninsured medical expenses; (3) made to certain unemployed individuals to pay health insurance premiums; (4) made to pay for certain higher education expenses; or (5) made to a first-time home buyer ($10,000 lifetime limit).

Death Benefit Proceeds. The Code requires that both Qualified and Non-Qualified Contracts make certain distributions if the owner of the Contract dies. If you die before periodic annuity payments have started, the entire value of the annuity must either (i) be paid out, in full, within five years of your death, or (ii) annuity payments must start within one year of your death. If your surviving spouse becomes the owner of the Contract, your spouse has the option of continuing the Contract as if he or she had been the original purchaser. If you die after periodic annuity payments have started, payments must continue to be made under a method that will distribute the balance in the Contract at least as rapidly as the method being used prior to your death. A non-spousal beneficiary may not elect, or continue to use, a settlement option unless that settlement option will result in distributions that comply with the Code.

Amounts may be distributed because of the death of a Contract Owner. Generally, such amounts are includable in the income of the recipient as follows:

(1) if distributed in a lump sum, such amounts are taxed in the same manner as a Full Surrender as described above, or

(2) if distributed under an Annuity Payment Option, such amounts are taxed in the same manner as Annuity Payments as described above.

For these purposes, the investment in the Contract is not affected by the owner's death. That is, the investment in the Contract remains the amount of any purchase payments paid which were not excluded from gross income.

Gifts, Transfers, Assignments, or Exchanges of the Contract. A transfer of ownership of a Contract, the designation of an Annuitant or Beneficiary other than yourself, or the exchange of a Contract may result in certain tax consequences to you, including the immediate taxation of the entire gain in the Contract. If you are thinking about any such gift, transfer, assignment or exchange of a Contract, you should contact a competent tax adviser to discuss the potential tax effects of such transaction.

Generation-Skipping Transfers. We may be required to determine whether the Death Benefit or any other payment constitutes a "direct skip" that may be subject to the Generation-Skipping Transfer Tax, as defined in Section 2612 of the Code. A direct skip occurs, for example, if you make a gift to your grandchild instead of your living child. If the Generation-Skipping Transfer Tax applies to a distribution, we are required to calculate and withhold from any payment the amount of such tax and pay it to the IRS.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by the Company (or its affiliates) to you during any calendar year are treated as one annuity contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise. Congress has also indicated that the Treasury Department may have authority to treat the combination purchase of an immediate annuity contract and separate deferred annuity contract as a single annuity contract under its general authority to prescribe rules as may be necessary to enforce the income tax laws. If you are considering the purchase of more than one annuity contract in a calendar year, you should consult with a competent tax advisor before making such a purchase.

Withholding. Pension and annuity distributions generally are subject to withholding for the recipient's Federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. If you have provided the Company with your taxpayer identification number (i.e., your Social Security number), you may elect not to have tax withheld from distributions. Withholding is mandatory for certain distributions from certain types of Qualified Contracts.

Other Tax Consequences. As noted above, the foregoing discussion of the Federal income tax consequences under the Contract is not exhaustive and special rules are provided with respect to other tax situations not discussed in this Prospectus. Further, the Federal income tax consequences discussed herein reflect our understanding of current law, and the law may change. Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under the Contract depend on your individual circumstances or those of the recipient of the distribution. You should consult a competent tax advisor for further information.

Qualified Plans. The Contract is designed for use with several types of qualified plans. The tax rules applicable to Contract Owners in qualified plans, including restrictions on contributions and benefits, taxation of distributions, and any tax penalties, vary according to the type of plan and the terms and conditions of the plan itself. Various tax penalties may apply to contributions in excess of specified limits, distributions that do not satisfy specified requirements, and certain other transactions with respect to qualified plans. Therefore, no attempt is made to provide more than general information about the use of the Contract with the various types of qualified plans. Contract Owners, Annuitants and

Beneficiaries are cautioned that the rights of any person to any benefits under Qualified Contracts may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Contract Owners, Participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. Following are brief descriptions of the various types of qualified plans in connection with which we will issue the Contract. Contracts for all types of qualified plans may not be available in all states. When issued in connection with a qualified plan, the Contract will be amended as necessary to conform to the requirements of the Code.

Qualified Pension and Profit Sharing Plans. Sections 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "HR. 10," permits self-employed individuals to establish qualified plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if the Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. If you are considering the purchase of a Contract for use with such a plan, you should seek competent advice regarding the suitability of the proposed plan documents and the Contract to your specific needs.

Individual Retirement Annuities and Individual Retirement Accounts. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or Individual Retirement Account (each hereinafter referred to as "Traditional IRA"). Traditional IRAs are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. Also, distributions from certain other types of qualified plans may be "rolled over" on a tax-deferred basis into a Traditional IRA. The sale of a Contract for use with a Traditional IRA may be subject to special disclosure requirements of the Internal Revenue Service. Purchasers of a Contract for use with Traditional IRAs will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. Such purchasers will have the right to revoke their purchase within 7 days of the earlier of the establishment of the Traditional IRA or their purchase. You should seek competent advice as to the suitability of the Contract for use with Traditional IRAs. The Internal Revenue Service has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with Traditional IRA qualification requirements.

Section 408A of the Code permits eligible individuals to contribute to a Roth IRA. Purchasers of a Contract for use with Roth IRAs will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. Such purchasers will have the right to revoke their purchase within 7 days of the earlier of the establishment of the Roth IRA or their purchase. You should seek competent advice as to the suitability of the Contract for use with Roth IRAs. The Internal Revenue Service has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with Roth IRA qualification requirements.

Tax-Sheltered Annuities. Section 403(b) of the Code permits public school employees and employees of certain types of religious, charitable, educational, and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of premiums from gross income for tax purposes. However, these payments may be subject to FICA (Social Security) taxes. These annuity contracts are commonly referred to as "Tax-Sheltered Annuities." Subject to certain exceptions, withdrawals under Tax-Sheltered Annuities which are attributable to contributions made pursuant to salary reduction agreements are prohibited unless made after you attain age 59-1/2, upon your separation from service, upon your death or disability, or for an amount not greater than the total of such contributions in the case of hardship.

Section 457 Deferred Compensation ("Section 457") Plans. Under Section 457 of the Code, employees of (and independent contractors who perform services for) certain state and local governmental units or certain tax-exempt employers may participate in a

Section 457 plan of their employer allowing them to defer part of their salary or other compensation. The amount deferred and any income on such amount will not be taxable until paid or otherwise made available to the employee. The maximum amount that can be deferred under a Section 457 plan in any tax year is ordinarily one-third of the employee's includable compensation, up to $7,500. Includable compensation means earnings for services rendered to the employer which is includable in the employee's gross income, but excluding any contributions under the Section 457 plan or a Tax-Sheltered Annuity. During the last three years before an individual attains normal retirement age, additional "catch-up" deferrals are permitted.

The deferred amounts will be used by the employer to purchase the Contract. The Contract will be issued to the employer, and all Contract Values will be subject to the claims of the employer's creditors. The employee has no rights or vested interest in the Contract and is only entitled to payment in accordance with the Section 457 plan provisions. The plans may permit participants to specify the form of investment for their deferred compensation account. Depending on the terms of the particular plan, the employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations. Present federal income tax law does not allow tax-free transfers or rollovers for amounts accumulated in a Section 457 plan, except for transfers to other Section 457 plans in certain limited cases.

[arrow] ALEXANDER HAMILTON LIFE INSURANCE COMPANY OF AMERICA

The Company, 100 N. Greene St., Greensboro, North Carolina 27401, is a stock life insurance company. It was incorporated under the laws of Michigan on October 31, 1963. It is principally engaged in the sale of life insurance and annuities, and is licensed in Canada, the District of Columbia, and all states except New York. As of December 31, 1998, the Company had assets of over $9.3 billion on a GAAP basis. The Company is wholly-owned by Jefferson-Pilot Corporation, a $23.1 billion asset company based in Greensboro, North Carolina. Jefferson-Pilot Corporation is in the insurance business through Jefferson-Pilot Life Insurance Company, Jefferson Pilot Financial Insurance Company, and Jefferson Pilot LifeAmerica Insurance Company, and in the communications business through television and radio stations. The obligations under the Contracts are obligations of the Company.

For more information about the Company, see "Additional Information About the Separate Account."

The Separate Account

The Alexander Hamilton Variable Annuity Separate Account of Alexander Hamilton Life Insurance Company of America (the "Separate Account") was established as a separate investment account under the laws of the State of Michigan on January 24, 1994.

The Company owns the assets of the Separate Account. The Separate Account will not be charged with liabilities arising out of other separate accounts the Company may have or out of any other business of the Company unless the liabilities have a specific and determinable relation to or dependence upon the Separate Account. The Company reserves the right to transfer assets of the Separate Account in excess of the reserves and other Contract liabilities with respect to the Separate Account to the Company's general account. The income, if any, and gains or losses realized or unrealized on each Variable Sub-account are credited to or charged against that Variable Sub-account without regard to other income, gains or losses of the Company. Therefore, the investment performance of any Variable Sub-account should be entirely independent of the investment performance of the Company's general account assets or any other separate account maintained by the Company.

Year 2000 Matter

The year 2000 issue relates to the way computer systems and programs define calendar dates. By using only two digit dates, they could fail or make miscalculations due to the inability to distinguish between dates in the 1900's and in the 2000's. The potential problem also exists in some systems and equipment not typically thought of as "computer-related" (referred to as "non-IT") which contain hardware or software that must handle dates.

In 1995, Our parent, Jefferson-Pilot Corporation (the "Company"), began work on a project to ensure the Year 2000 compliance of all systems, non-IT embedded software equipment, and all Company key vendors and service providers. The target completion date for the project is September 30, 1999.

The Company has completed the assessment and strategy phases for mainframe applications, operat-ing systems and hardware. The Company's new business and policyholder administration systems and the general ledger are on the mainframe. Currently, approximately 62% of all mainframe systems have been tested to confirm that their performance will not be affected by dates extending after 1999 and are compliant. With respect to significant policyholder systems, the majority of these have been completed. Testing is expected to be completed in the first quarter of 1999. For other mainframe systems the project is on schedule.

For the majority of its non-IT related systems and equipment, the Company has been advised by vendors that systems and equipment are currently Year 2000 compliant. The Company is obtaining written documentation regarding compliance. Completion for non-IT systems and equipment is scheduled for September 1999.

The most significant category of key business partners is financial institutions. Their critical functions include safeguarding and managing investment portfolios, processing of the Company's operating bank accounts, and sales/distribution. Other partner categories include insurance agents and marketing organizations, suppliers of communication services, utilities, materials and supplies. The Company has conducted surveys of all its software and hardware vendors and testing is underway. Critical business partners have been identified and surveys initiated. Results of these surveys will be analyzed in the first quarter of 1999 and appropriate testing of other due diligence conducted in the second and third quarters.

Since the project's inception, the Company has incurred external costs of $6.7 million and internal costs of $6.5 million. Current estimates, based on actual experience to date, project a total expense for the project of $23.2 million, with remaining external costs of $5.3 million and internal costs of $4.7 million. Total 1998 costs were $8.4 million. There has not been a material adverse impact on the Company's operations as a result of IT projects being deferred due to resource constraints caused by the Year 2000 project.

The Company has investments in publicly and privately placed securities and loans. It may be exposed to credit risk to the extent that related borrowers are materially adversely impacted by the Year 2000 issue. Portfolio diversification reduces the overall risk. The Company is in compliance with the Securities Valuation Office's Due Diligence Guidelines.

The Company expects its critical policyholder systems to be compliant by the first quarter of 1999.

From Year 2000 problems, the Company could experience an interruption in its ability to collect and process premiums, process claim payments, safeguard and manage its invested assets and operating cash accounts, accurately maintain policyholder information, accurately maintain accounting records, issue new policies and/or perform adequate customer service. While the Company believes the occurrence of such a situation is unlikely, a possible worst case scenario might include one or more of the Company's significant policyholder systems being non-compliant, resulting in a material disruption to the Company's operations.

Although the Company plans completion of certification of all internal systems and non-IT equipment well in advance of 2000, the Company recognizes the need to plan for unanticipated problems resulting from failure of internal systems or equipment or from failures of the Company's business partners, providers, suppliers or other critical third parties. The Company will begin work on contingency plans for all mission critical functions in the first quarter of 1999.

[arrow] DISTRIBUTOR OF THE CONTRACTS

Jefferson Pilot Variable Corporation (formerly Jefferson-Pilot Investor Services, Inc.) is the principal underwriter of the Contracts. Jefferson Pilot Variable Corporation will enter into one or more contracts with various broker-dealers for the distribution of the Contracts. Commissions paid on Contract sales may vary and, in certain circumstances, commissions may be paid in installments over time. Jefferson Pilot Variable Corporation, a wholly owned subsidiary of Jefferson-Pilot Corporation, is a member of the NASD. Its mailing address is One Granite Place, Concord, NH 03301. There may be other underwriters in the future.

In addition to the payment of commissions, we may from time to time pay or allow additional promotional incentives, in the form of cash or other compensation, to broker-dealers that sell variable annuity contracts. In some instances, such other incentives may be offered only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of variable annuity contracts. Our payment of promotional incentives is subject to applicable state insurance law and regulation.

[arrow] VOTING RIGHTS

There are no voting rights associated with the Capital Developer Account Value.


With respect to the Separate Account Value, we are the "shareholder" of the Funds and as such, we have certain voting rights. As a general matter, you do not have a direct right to vote the shares of the Funds held by the Variable Sub-accounts to which you have allocated your Contract Value. Under current law, however, and prior to the Maturity Date, you are entitled to give us instructions on how to vote those shares on certain matters. We will notify when your instructions are needed. We will also provide proxy materials or other information to assist you in understanding the matters being voted on. We will determine the number of shares for which you may give voting instructions as of the record date set by the relevant Fund holding the shareholder meeting. The number of votes that you have the right to instruct will be calculated separately for each Variable Sub-account. The number of votes that you have the right to instruct for a particular Variable Sub-account will be determined by dividing your Contract Value in the Variable Sub-account by the net asset value per share of the corresponding Fund in which the Variable Sub-account invests. Fractional shares will be counted.

After the Maturity Date, the person receiving Annuity Payments has the voting interest, and the number of votes decreases as Annuity Payments are made and as the reserves for the Contract decrease. The person's number of votes will be determined by dividing the reserve for the Contract allocated to the applicable Variable Sub-account by the net asset value per share of the corresponding Fund. Fractional shares will be counted.

If you send us written voting instructions, we will follow your instructions in voting the Fund shares attributable to your Contract. If you do not send us written instructions, we will vote the shares attributable to your Contract in the same proportions as we vote the shares for which we have received instructions from other Contract Owners. Shares held by the Company or its affiliates in which you or other persons entitled to vote have no beneficial interest may be voted by the shareholder thereof (the Company or its affiliates) in its sole discretion.

We reserve the right to restrict or eliminate any of your voting rights when we are permitted by law to do so.

The above description reflects our view of currently applicable law. If the law changes or our interpretation of the law changes, we may decided that we are permitted to vote Fund shares without obtaining voting instructions from our Contract Owners and we may elect to do so.

[arrow] ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT

Addition, Deletion, or Substitution of Investments

We reserve the right to transfer assets of the Separate Account, which we determine to be associated with the class of policies to which the Contract belongs, to another separate account. If this type of transfer is made, the term "Separate Account," as used herein shall then mean the separate account to which the assets were transferred.

We further reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Separate Account or that the Separate Account may purchase. If the shares of a Fund are no longer available for investment or if in our judgment further investment in any Fund should become inappropriate in view of the purposes of the Separate Account, we may redeem the shares, if any, of that Fund and substitute shares of another Fund or of another registered open-end management investment company. We will not substitute any shares attributable to a Contract's interest in a Variable Sub-account of the Separate Account without notice and prior approval of the SEC and state insurance authorities, if required by law.

We also reserve the right to establish additional Variable Sub-accounts of the Separate Account, each of which would invest in shares corresponding to a new investment portfolio of the existing Funds or in shares of another investment company. Subject to applicable law and any required SEC approval, we, may, in our sole discretion, establish new Variable Sub-accounts, eliminate one or more Variable Sub-accounts, or combine Variable Sub-accounts if marketing needs, tax considerations or investment conditions warrant. Any new Variable Sub-accounts may be made available to existing Contract Owners on a basis to be determined by the Company.

If any of these substitutions or changes are made, we may by appropriate endorsement change the

Contract to reflect the substitution or change. If we deem it to be in the best interest of Contract Owners and Annuitants, and subject to any approvals that may be required under applicable law, the Separate Account may be operated as a management investment company under the 1940 Act; it may be deregistered under the Act if registration is no longer required; or it may be combined with other separate accounts of the Company. Further, we reserve the right, when permitted by law, to manage the Separate Account under the direction of a committee at any time. We will notify you of our intent to exercise any such reserved rights with respect to the Separate Account. You will have thirty-one (31) days after you receive any such notification to accept or reject the change(s) described therein. If you choose not to accept such change(s), you may request to cancel your Contract and receive the Surrender Value.

Performance Data

From time-to-time we may use the yield of the JPVF Money Market Variable Sub-account and total returns of other Variable Sub-accounts in advertisements and sales literature. These figures will be based on historical performance for the Funds and are not intended to and do not indicate future performance.

JPVF Money Market Variable Sub-account Yield. The yield of the JPVF Money Market Variable Sub-account refers to the annualized income generated by an investment in that Variable Sub-account over a specified seven-day period. The yield is "annualized" by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of that investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in that Variable sub-account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Other Variable Sub-account Yield. We may from time-to-time advertise or disclose the current annualized yield of one or more of the Variable Sub-accounts of the Separate Account (except the JPVF Money Market Variable Sub-account) for 30-day periods. The annualized yield of a Variable Sub-account refers to income generated by the Variable Sub-account over a specific 30-day period. Because the yield is annualized, the yield generated by a Variable Sub-account during the 30-day period is assumed to be generated each 30-day period over a 12-month period. The yield is computed by: (i) dividing the net investment income of the Variable Sub-account less Variable Sub-account expenses for the period, by (ii) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period, (iii) compounding that yield for a 6-month period, and (iv) multiplying that result by 2. Expenses attributable to the Variable Sub-account include (i) the Annual Administrative Fee, (ii) the Mortality and Expense Risk Charge and (iii) the Administrative Expense Charge.

Because of the charges and deductions imposed by the Separate Account, the yield for a Variable Sub-account of the Separate Account will be lower than the yield for its corresponding Fund. The yield calculations do not reflect the effect of any Surrender Charge or Premium Taxes that may be applicable to a particular Contract. The yield on amounts held in the Variable Sub-accounts of the Separate Account normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A Variable Sub-account's actual yield is affected by the types and quality of its investments and its operating expenses.

Total Return. Total returns for the Sub-accounts may be calculated pursuant to a standardized formula or in non-standardized manners. The standardized total return of the Variable Sub-accounts refers to return quotations assuming an investment has been held in the Variable Sub-account for various periods of time including, but not limited to. one year, five years, and ten years (if the Variable Sub-account has been in operation for those periods), and a period measured from the date the Variable Sub-account commenced operations. The total return quotations will represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Accordingly, the total return quotations will reflect not only income but also changes in principal value (that is, changes in the Accumulation Unit values), whereas the yield figures will only reflect income. In addition, the standardized total return quotations will reflect the Surrender Charge imposed on Partial Withdrawals and Full Surrenders, but the standardized yield figures will not.

In addition, we may from time-to-time also disclose total return in non-standard formats and cumulative total return for the Variable Sub-accounts. The non-standard average annual total return and cumulative total return would not reflect the Surrender Charge, which if reflected would lower the performance figures for periods of less than seven years.

We may from time-to-time also disclose standard total returns and non-standard total returns for the Variable Sub-accounts based on or covering periods of time other than those indicated above. All non-standard performance data will only be disclosed if the standard total return is also disclosed. For additional information regarding the calculation of performance data, please refer to the Statement of Additional Information.

Performance Comparisons. From time-to-time, in advertisements, sales literature, or in reports to you, we may compare the performance of the Variable Sub-accounts to that of other variable accounts or investment vehicles with similar investment objectives or to relevant indices published by recognized mutual fund or variable annuity statistical rating services or publications of general variable annuity statistical rating services or publications of general interest such as Forbes or Money magazines. For example, a Variable Sub-account's performance might be compared to that of other accounts or investments with a similar investment objective as compiled by Lipper Analytical Services, Inc., VARDs, Morningstar, Inc., or by others. In addition, a Variable Sub-account's performance might be compared to that of recognized stock market indicators including, but not limited to, the Standard & Poor's 500 Stock Index (which is a group of unmanaged securities widely regarded by investors as representative of the stock market in general) and the Dow Jones Industrial Average (which is a price-weighted average of 30 large, well-known industrial stocks that are generally the leaders in their industry). Performance comparisons should not be considered representative of the future performance of a Variable Sub-account.

General. Performance data may also be calculated for shorter or longer base periods. The Separate Account may use various base periods as may be deemed necessary or appropriate to provide investors with the most informative performance data information, depending on the then-current market conditions.

Performance will vary from time-to-time, and historical results will not be representative of future performance. Performance information may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. Current yield is not fixed and varies with changes in investment income and Accumulation Unit values. The JPVF Money Market Variable Sub-account yield will be affected if it experiences a net inflow of new money which it invests at interest rates different from those being earned on its then-current investments. An investor's principal in a Variable Sub-account and a Variable Sub-account's return are not guaranteed and will fluctuate according to market conditions. Also, as noted above, advertised performance data figures will be historical figures for a Contract during the Accumulation Period.

Company Ratings

We may from time-to-time publish (in advertisements, sales literature and reports to you) the ratings and other information assigned to us by one or more independent rating organizations such as A.M. Best Company, Standard & Poor's, Duff & Phelps, and Fitch Investors Services. The purpose of the ratings is to reflect our financial strength and/or claims-paying ability and not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect A.M. Best Company's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, our claims-paying ability as measured by Standard and Poor's Insurance Ratings Services, Duff & Phelps, or Fitch Investors Services may be referred to in such advertisements, sales literature, or reports. These ratings are opinions regarding our financial capacity to meet the obligations of our insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

[arrow] GENERAL CONTRACT PROVISIONS

Entire Contract

The entire contract consists of the Contract, any attached riders and endorsements, and the attached copy of the Application. Only the Company's President, or one of its Executive Vice Presidents may change the Contract. The change must be in writing. No change will be made in the Contract unless you agree to it in writing. No agent is authorized to change the Contract or to change or waive any provisions of the Contract.

Reliance on Information Provided in Application

In issuing the Contract, we will rely on the statements made in the Application. We deem all such statements to be representations and not warranties. We assume that these statements are true and complete to the best of the knowledge and belief of those who made them. We will not use any statement made in connection with the Application to void the Contract unless that statement is a material misrepresentation and is part of the Application.

Variations in Contract Provisions

Certain provisions of your Contract may vary from the descriptions in this Prospectus in order to comply with different state laws. Any such variations will be included in your Contract or in riders or endorsements to your Contract.

The Company's Ability to Contest the Contract

We will not contest the Contract from the Contract Date.

Measurement of Dates

Contract Years, Quarters, Months, and Anniversaries are measured from the Contract Date, except where otherwise specified.

Calculation of Age

References in the Contract to a person's age on any date refer to his or her age on that person's last birthday.

Misstatement of Age

If the age of the Annuitant has been misstated, any amount payable under the Contract will be what would have been purchased at the correct age. If payments were made based on incorrect age, we will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 6.0% per year, from the date of the wrong payment to the date the adjustment is made.

Assignment of the Contract

While the Annuitant is living, and except for Qualified Contracts, you may assign the Contract or any interest you have in it. Any irrevocable Beneficiary must agree to the assignment. If there is a joint Contract Owner, the joint Contract Owner must agree to any assignment. Your interest, and anyone else's, will then be subject to that assignment. As Contract Owner, you still have the rights of ownership that you have not assigned.

An assignee cannot change the Contract Owner, Annuitant or Beneficiary, and may not elect an alternative payment option. Any amount payable to the assignee will be made in one lump sum.

To assign the Contract, you must provide us with a copy of the assignment. We are not responsible for the validity of any assignment. An assignment will be subject to any payment previously made by us or any other action we may take before recording the assignment.

State law such as those governing marital property may affect your ability to encumber the Contract.

Nonparticipating

The Contract is nonparticipating and will not share in any surplus earnings of the Company. No dividends are payable on the contract.

Non-Business Days

If the due date for any activity required by the Contract falls on a non-business day for the Company, performance will be rendered on the first business day following the due date.

Regulatory Requirements

All interest guarantees, surrender benefits, and amounts payable at death will not be less than the minimum benefits approved under the laws and regulations of the state in which the Contract is delivered.

We will administer the Contract in accordance with the U.S. tax laws and regulations in order to retain its status as an annuity contract.

The Contract is deemed to include all state and federal laws that apply.

[arrow] LEGAL PROCEEDINGS

We are not involved in any litigation that is of material importance in relation to its general account assets. In addition, there are no legal proceedings to which the Separate Account is a party.

[arrow] AVAILABLE INFORMATION

We have filed a registration statement (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933 relating to the Contracts offered by this Prospectus. This Prospectus has been filed as part of the Registration Statement and does not contain all of the information set forth in the Registration Statement. Reference is hereby made to such Registration Statement for further information relating to the Company and the Contracts. The Registration Statement may be inspected and copied at the public reference facilities of the SEC at Room 1024, 450 Fifth Street, N.W, Washington, D.C. 20549. Copies of such materials also can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W, Washington, D.C. 20549, at prescribed rates.

Statement of additional information
--------------------------------------------------------------------------------

A Statement of Additional Information is available (at no cost) which contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for that Statement:


                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
More information About the Contract ....................................    B-3
Determination of Variable Sub-account Accumulation Unit Values .........    B-3
Calculation of Annuity Unit Value ......................................    B-3
Annuity Period Transfer Formulas .......................................    B-4
Administration .........................................................    B-5
Records and Reports ....................................................    B-5
Custody of Assets ......................................................    B-5
Principal Underwriter ..................................................    B-5
Performance Data and Calculations ......................................    B-6
Money Market Variable Sub-account Yields ...............................    B-6
Other Variable Sub-account Yield .......................................    B-6
Variable Sub-account Total Return Calculations: Standardized ...........    B-7
Other Performance Data: Non-Standardized ...............................    B-8
Other Information ......................................................   B-11
Federal Tax Matters ....................................................   B-11
Taxation of the Company ................................................   B-12
Tax Status of the Contracts ............................................   B-12
Legal Matters ..........................................................   B-13
Other Information ......................................................   B-13
Experts ................................................................   B-13
Financial Statements ...................................................   B-14

                                   APPENDIX I

                          SURRENDER CHARGE CALCULATION

     A Surrender Charge, which will not exceed 8.5% of total Premiums paid, is deducted from the Contract Value upon Partial Withdrawal or Full Surrender of the Contract, unless certain conditions apply. (See "Surrender Charge.")

     The Surrender Charge is calculated as follows:

           (S - FREE) x X% = SC, but not less than zero.

     Where:
               (S)      is the gross Surrender or Partial Withdrawal Amount.

            (FREE) is the 10% Free Surrender Amount (net of any other applicable withdrawals that may have been taken and applied toward the current Contract Year).

              (SC)      is the Surrender Charge Amount.

               (X)      is the following Surrender Charge percentage:

                          Contract Year    Percentage
                                1               6
                                2               6
                                3               6
                                4               5
                                5               4
                                6               3
                                7               2
                                8               0

Example.

     Assume a Contract Value of $50,000 at the end of the third Contract Year. Also assume that no Market Value adjustment has been taken and no previous partial surrenders were made.

1)   If there is a Full Surrender at the end of the third Contract Year:
     Surrender Charge = ($50,000 - $5,000) x .06 = $2,700.00

     Thus, the Surrender proceeds would be $50,000 - $2,700.00 = $47,300.00. Premium Taxes may also be applicable. NOTE: The Annual Administrative Fee ($30) applies to Full Surrenders only when Contract Value is less than $30,000.

2)   If there is a Partial Surrender of $10,000 at the end of the third Contract
     Year: Surrender Charge = ($10,000 - $5000) x .06 = $300.00

     Thus, the Contract Value would be reduced by $10,000 and you would receive $9,700. Premium Taxes may also be applicable.

                                   APPENDIX II

                             MARKET VALUE ADJUSTMENT

The formula which will be used to determine the Market Value Adjustment is:

                             _                        _
                            | _            _ (N/12)    |
                            ||    1 + I     |          |
                            || ------------ |      -1  | X A
                            || 1 + J + .004 |          |
                            ||_            _|          |
                            |_                        _|

          NOTE: The Market Value Adjustment will be limited so that it does not reduce the return on the Capital Developer Account below 3.0% per year.

I = The Guaranteed Interest Rate in effect for the current Interest Rate
    Guarantee Period (expressed as a decimal, (e.g., 1% = .01).)

J = The Current U.S. Treasury Bill, Note or Bond rate (as quoted by the Wall
    Street Journal and expressed as a decimal (e.g., 1% = .01)) in effect for the period most closely approximating the duration remaining in the current Interest Rate Guarantee Period (Fractional years will be rounded to the nearest month and the interest rate will be calculated using interpolation). If the period is less than 1 year then the Company will use the 1 year Treasury Bill rate.

N = The number of complete months from the Surrender or Partial Withdrawal to the end of the current Interest Rate Guarantee Period.

A = The amount surrendered, withdrawn or transferred.

The ".004" in the formula is a factor designed to cover anticipated costs of liquidating investments. Thus, the Guaranteed Interest Rate ("I") must be at least 0.04% higher than the Treasury Rate ("J") for there to be a positive market value adjustment. If I is lower than J or higher but less than 0.04% higher, the Market Value Adjustment is negative.

Examples of Market Value Adjustment

Assume a Capital Developer Account Value of $50,000, a seven year guarantee period with a Guaranteed Interest Rate of 6%, and an original payment of $43,000 at the beginning of the current guarantee period.

1) If there is a Full Surrender at the beginning of the fourth Contract Year with four years remaining in the interest rate guarantee period:

   (a) if the current rate for a four year Treasury Note is 5%:

                                          _                 _
                                         |   1.06 (48/12)    |
       Market Value Adjustment $50,000 x | (-----)        -1 | = $1,148.28
                                         |_ 1.054           _|

       Free Surrender Amount = ($51,148.28 x .10) = $5,114.83

       Surrender Charge = ($51,148.28-$5,114.83) x .05 = $2,301.67

       Thus, the surrender proceeds = $51,148.28 - $2,301.67
                                    = $48,846.61 - any applicable Premium Taxes;

   (b) if the current rate for the three year Treasury Note is 7%:
                                          _                 _
                                         |   1.06 (48/12)    |
       Market Value Adjustment $50,000 x | (-----)        -1 | = -$2,556.54
                                         |_ 1.074           _|

       Minimum Market Value Adjustment with 3% guaranteed return =
                                 43,000 x (1.03)3 - 50,000 = -3,012.74

       Since - 2,556.54 is greater than - 3,012.74, the actual Market Value Adjustment is - 2,556.54

        Free Surrender Amount = ($47,443.46 x .10) = $4,744.35

        Surrender Charge = ($47,443.46 - $4,744.35) x .05 = $2,134.96

        Thus, the Surrender proceeds = $47,443.46 - $2,134.96
                                     = $45,308.50 - any applicable Premium Taxes

2) If there is a Full Surrender at the beginning of the tenth Policy Year (thus, no Surrender Charge applies) with three years remaining in the interest rate guarantee period:

   (a) if the current rate for a three year Treasury Note is 5%:
                                          _                 _
                                         |   1.06 (36/12)    |
       Market Value Adjustment $50,000 x | (-----)        -1 | = $858.76
                                         |_ 1.054           _|

       Free Surrender Amount = $50,858.76

       Surrender Charge = 0

       Thus, the surrender proceeds = $50,858.76 - any applicable Premium Taxes;

   (b) if the current rate for a three year Treasury Note is 7%:
                                          _                 _
                                         |   1.06 (36/12)    |
       Market Value Adjustment $50,000 x | (-----)        -1 | = -$1,929.93
                                         |_ 1.074           _|

       Minimum Market Value Adjustment with 3% guaranteed return =
                                       43,000 x (1.03)4 - 50,000 = -1,603.12

       Since -1,929.93 is less than -1,603.12, the actual Market Value Adjustment is -1,603.12

       Free Surrender Amount = $48,396.88

       Surrender Charge = 0

       Thus, the surrender proceeds = $48,396.88 - any applicable Premium Taxes

3) If there is a partial surrender of $10,000 at the beginning of the fourth Contract Year with four years remaining in the interest rate guarantee period:

   (a) if the current rate for a four year Treasury Note is 5%:
                                          _                 _
                                         |   1.06 (48/12)    |
       Market Value Adjustment $10,000 x | (-----)        -1 | = $229.66
                                         |_ 1.054           _|

       Free Surrender Amount = ($50,229.66 x .10) = $5,022.97

       Surrender Charge = ($10,000 - $5,022.97) x .05 = $248.85

       Thus, the Surrender proceeds = $10,000 + $229.66 - $248.85
                                    = $9,980.81 - any Applicable Premium Taxes;

   (b) if the current rate for a three year Treasury Note is 7%:
                                          _                 _
                                         |   1.06 (48/12)    |
       Market Value Adjustment $10,000 x | (-----)        -1 |= -$511.31
                                         |_ 1.074           _|

       Minimum Market Value Adjustment with 3% guaranteed return =
                                       43,000 x (1.03)3 - 50,000 = -3,012.74

       Since -511.31 is less than -3,012.74, the actual Market Value Adjustment is -511.31

       Free Surrender Amount = ($49,488.69 x .10) = $4,948.87

       Surrender Charge = ($10,000 - $4,948.87) x .05 = $252.56

       Thus, the surrender proceeds = $10,000 - $511.31 - $252.56
                                    = $9,236.13 - any applicable Premium Taxes.

4) If there is a partial surrender of $10,000 at the beginning of the tenth Contract Year (thus no Surrender Charge applies) with three years remaining in the interest rate guarantee period:

   (a) if the current rate for a two year Treasury Note is 5%:
                                          _                 _
                                         |   1.06 (36/12)    |
       Market Value Adjustment $10,000 x | (-----)        -1 | = $171.75
                                         |_ 1.054           _|

       Free Surrender Amount = $10,171.75

       Surrender Charge = 0

       Thus, the Surrender proceeds = $10,171.75 - any Applicable Premium Taxes;

   (b) if the current rate for a two year Treasury Note is 7%:

                                          _                 _
                                         |   1.06 (36/12)    |
       Market Value Adjustment $10,000 x | (-----)        -1 | = -$385.99
                                         |_ 1.074           _|

       Minimum Market Value Adjustment with 3% guaranteed return =
                                       43,000 x (1.03)4 - 50,000 = -1,603.12

       Since -385.99 is greater than -1,603.12, the actual Market Value Adjustment is -385.99

       Free Surrender Amount = $9,614.01

       Surrender Charge = 0

       Thus, the surrender proceeds = $10,000 - $385.99
                                    = $9,614.01 - any applicable Premium Taxes.

                 ALEXANDER HAMILTON ALLEGIANCE VARIABLE ANNUITY

                                   Offered by

              ALEXANDER HAMILTON LIFE INSURANCE COMPANY OF AMERICA

                                100 N. Greene St.
                        Greensboro, North Carolina 27401

                                  ------------

                       STATEMENT OF ADDITIONAL INFORMATION


This Statement of Additional Information expands upon certain subjects discussed in the current Prospectus for the Alexander Hamilton Life Insurance Company of America Variable Annuity Contract (the "Contract") offered by Alexander Hamilton Life Insurance Company of America. You may obtain a copy of the Prospectus dated May 1, 1999 by calling 1-800-289-1776, or by writing to the Company at its Variable Annuity Service Center, One Granite Place, P.O. Box 515, Concord, New Hampshire 03302-0515. Terms used in the current Prospectus for the Contract are incorporated in this Statement.


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUSES FOR THE CONTRACT, THE JEFFERSON PILOT VARIABLE FUND, INC.; THE VARIABLE INSURANCE PRODUCTS FUND; THE VARIABLE INSURANCE PRODUCTS FUND II; THE MFS VARIABLE INSURANCE TRUST; AND THE OPPENHEIMER VARIABLE ACCOUNT FUNDS.


                               Dated: May 1, 1999

                                TABLE OF CONTENTS


                                                                         Page
More Information About the Contract...................................... 3

Determination of Variable Sub-account Accumulation Unit Values........... 3

Calculation of Annuity Unit Value ....................................... 4

Annuity Period Transfer Formulas......................................... 5

Administration........................................................... 6

Records and Reports...................................................... 6

Custody of Assets........................................................ 6

Principal Underwriter.................................................... 6

Performance Data and Calculations........................................ 7
    Money Market Variable Sub-account Yield.............................. 7
    Other Variable Sub-account Yields.................................... 7
    Variable Sub-account Total Return Calculations: Standardized ........ 9
    Other Performance Data: Non-Standardized ........................... 10
    Other Information................................................... 12

Federal Tax Matters......................................................13
   Taxation of the Company...............................................13
   Tax Status of the Contracts...........................................13

Legal Matters............................................................15

Other Information........................................................15

Experts..................................................................15

Financial Statements.....................................................15


In order to supplement the description in the Prospectus, the following provides additional information about the Company and the Contract which may be of interest to you.

                       MORE INFORMATION ABOUT THE CONTRACT
         DETERMINATION OF VARIABLE SUB-ACCOUNT ACCUMULATION UNIT VALUES

         ACCUMULATION UNITS. Accumulation Units are used to account for all amounts allocated to or withdrawn from the Separate Account. The Company will determine the number of Accumulation Units of a Variable Sub-account by dividing the Net Premium Payment allocated to (or the amount withdrawn from) the Variable Sub-account by the dollar value of one Accumulation Unit on the date of the transaction. The Separate Account Value will consist of the sum of the value of all Accumulation Units in all Variable Sub-accounts credited to the Contract on the applicable Valuation Day.

         ACCUMULATION UNIT VALUE. The value of an Accumulation Unit in a Variable Sub-account on any Valuation Day is the product of (a) the value on the preceding Valuation Day and (b) the Net Investment Factor for the Variable Sub-account for the Valuation Period just ended. The value of an Accumulation Unit in each of the initial seven Variable Sub-accounts was arbitrarily established at the inception of the Separate Account's operation. The value was established at $10 for each of the eighteen Variable Sub-accounts except the Money Market Variable Sub-account, for which the value was established at $1, the JPVF Growth Sub-account, for which the value was established at $14.655, the JPVF High Yield Bond Sub-account, for which the value was established at $11.909, and the JPVF International Equity Sub-account, for which the value was established at $11.371.


         A VALUATION DAY is every day on which the Company and the New York Stock Exchange ("NYSE") are open for business, but shall not include any day on which trading on the NYSE is restricted, or on which an emergency exists, as determined by the Securities and Exchange Commission and/or respective governing bodies of the NYSE so that valuation or disposal of securities is not practicable.

         A VALUATION PERIOD is the period of time beginning at the close of trading of the New York Stock Exchange on any Valuation Day and ending at the close of business on the next Valuation Day. A Valuation Period may be one day or more than one day.


         NET INVESTMENT FACTOR. The Company calculates the Net Investment Factor for a Valuation Period for each Variable Sub-account by dividing (a) by (b) and subtracting (c) from the result, where:

     (a)  is the sum of:

          (1) the net asset value of a Fund share held in the Separate Account for that Variable Sub-account determined at the end of the current Valuation Period, plus

          (2) the per share amount of any dividend or capital gain distributions made for shares held in the Separate Account for that Variable Sub-account if the ex-dividend date occurs during the Valuation Period.

     (b) is the net asset value of a Fund share held in the Separate Account for that Variable Sub-account determined as of the end of the preceding Valuation Period.

     (c) is a factor representing the Mortality and Expense Risk Charge and the Administrative Expense Charge. This factor is equal, on an annual basis, to 1.40% (1.25% + 0.15%) of the daily net asset value of Fund shares held in the Separate Account for that Variable Sub-account.


The Net Investment Factor may be greater or less than one; therefore, the Accumulation Unit value may increase or decrease.


                       CALCULATION OF ANNUITY UNITY VALUE

[bullet] Annuity Units and Payments. The dollar amount of each Variable Annuity
         Payment depends on the number of Annuity Units credited to that Annuity Payment Option and the value of those units. The number of Annuity Units is determined as follows:

         1. The dollar amount of the first payment with respect to each Variable Sub-account is determined by multiplying the portion of the Contract Value to be applied to the Variable Sub-account by the variable annuity purchase rate specified in the Settlement Option table in the Contract.

         2. The number of Annuity Units credited in each Variable Sub-account is then determined by dividing the dollar amount of the first payment by the value of one Annuity Unit in that Variable Sub-account on the Maturity Date.

         3. The amount of each subsequent Annuity Payment equals the product of the Annuitant's number of Annuity Units and the Annuity Unit values on the payment date. The amount of each payment may vary.

[bullet] Annuity Unit Value. The value of the Annuity Units will increase or decrease on a daily basis to reflect the investment performance of the applicable Fund. The value of an Annuity Unit in a Variable Sub-account on any Valuation Day is determined as follows:

         1. The value of the Annuity Unit for the Variable Sub-account on the preceding Valuation Day is multiplied by the Net Investment Factor for the Valuation Period.

         2. The result in (1) is then multiplied by a factor (slightly less than one) to compensate for the interest assumption built into the variable annuity purchase rates.

      The Net Investment Factor reflects the investment experience of the applicable Fund and certain charges (See above for a detailed description of the Net Investment Factor).

                        ANNUITY PERIOD TRANSFER FORMULAS


         During the Annuity Period, you may transfer Separate Account Value from one Variable Sub-account to another, subject to certain limitations. Interest Rate Guarantee Periods are not available during the Annuity Period, thus none will be available for transfers. (See "Transfers,". 16 of the Prospectus.)

         Transfers during the Annuity Period are implemented according to the following formula:

         1. Determine the number of units to be transferred from the Variable Sub-account as follows:

               = D/AUV1

         2. Determine the numb er of Annuity Units remaining in such Variable Sub-account (after the transfer):

               = UNIT1 - D/AUV1

         3. Determine the number of Annuity Units in the transferee Variable Sub-account (after the transfer):

               = UNIT2 + D/AUV2

         4.Subsequent Annuity Payments will reflect the changes in Annuity Units in each Variable Sub-account as of the next Annuity Payment's due date.

Where:
      (AUV1) is the Annuity Unit value of the Variable Sub-account that the transfer is being made from.

      (AUV2) is the Annuity Unit value of the Variable Sub-account that the transfer is being made to.

      (UNIT1) is the number of units in the Variable Sub-account that the transfer is being made from, before the transfer.

      (UNIT2) is the number of units in the Variable Sub-account that the transfer is being made to, before the transfer.

      (D)      is the dollar amount being transferred.

                                 ADMINISTRATION

         The Company or its affiliates will be providing administrative services. The services provided by the Company or its affiliates include issuance and redemption of the Contract, maintenance of records concerning the Contract and certain Contract Owner services.

         If the Company or its affiliates do not continue to provide these services, the Company will attempt to secure similar services from such sources as may then be available. Services will be purchased on a basis which, in the Company's sole discretion, affords the best service at the lowest cost. The Company, however, reserves the right to select a provider of services which the Company, in its sole discretion, considers best able to perform such services in a satisfactory manner even though the costs for the service may be higher than would prevail elsewhere.

                               RECORDS AND REPORTS

         All records and accounts relating to the Separate Account will be maintained by the Company. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, the Company will mail to you at your last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. You will also receive confirmation of each financial transaction and any other reports required by law or regulation.

                                CUSTODY OF ASSETS


         The assets of each of the Variable Sub-accounts of the Separate Account are held in the custody of Citibank,N.A. The assets of each of the Variable Sub-accounts of the Separate Account are segregated and held separate and apart from the assets of the other Variable Sub-accounts and from the Company's general account assets. The Administrator maintains records of all purchases and redemptions of Fund shares by each of the Variable Sub-accounts.


                              PRINCIPAL UNDERWRITER


         During the year ended December 31, 1996 Jefferson Pilot Variable Corporation ("JPVC") (formerly Jefferson-Pilot Investor Services, Inc.) was paid $25,128.35 in brokerage commissions, and FMG Distributors, the principal underwriter until being replaced by JPVC, was paid $25,367.11 in brokerage commissions. FMG Distributors were also paid $41,666.67 for underwriting activities for 1996. During the year ended December 31, 1997, JPVC received $341,003 in brokerage commissions, of which it retained $66,407. During the year ended December 31, 1998 JPVC received $4,442,409 in brokerage commissions, and did not retain any of these commissions.


         The Company, on its own behalf and on behalf of the Separate Account, entered into a Principal Underwriter Agreement with JPVC dated November 1, 1996. JPVC is a wholly-owned subsidiary of Jefferson-Pilot Corporation and is an affiliate of the Company.

                        PERFORMANCE DATA AND CALCULATIONS


Money Market Variable Sub-account Yield

         The Yield of the Money Market Variable Sub-account for a seven-day period is calculated by a standardized method prescribed by rules of the Securities and Exchange Commission. Under this method, the yield quotation is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit of the Money Market Variable Sub-account at the beginning of such seven-day period, subtracting a hypothetical charge reflecting deductions from contract owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent. The Separate Account may also compute the Money Market Variable Sub-account's yield on an annualized basis. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one Accumulation Unit of the Money Market Variable Sub-account at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the period to determine the base period return, and annualizing this quotient on a 365-day basis.

         The SEC also permits the Separate Account to disclose the effective yield of the Money Market Variable Sub-account for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

         The yield on amounts held in the Money Market Variable Sub-account normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Variable Sub-account's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the JPVF Money Market Portfolio, the types and quality of portfolio securities held by the JPVF Money Market Portfolio, and its operating expenses. The yield figures do not reflect Surrender Charges or Premium Taxes.

Other Variable Sub-account Yields

         The yield of Variable Sub-accounts other than the Money Market Variable Sub-account based on a thirty-day period is calculated by a standardized method prescribed by rules of the Securities and Exchange Commission. The yield is computed by dividing the net investment income per Accumulation Unit earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:

                                            6
                                     (a-b+1)
                           YIELD = 2[ -----   -1]
                                       cd
Where:


a = net investment income earned during the period by the portfolio company attributable to shares owned by the Sub-account.


b = expenses accrued for the period (net of reimbursements).

c = the average daily number of Accumulation Units outstanding during the period.

d = the maximum offering price per Accumulation Unit on the last day of the period.


         The Company may from time to time advertise or disclose the current annualized yield of one or more of the Variable Sub-accounts of the Separate Account (except the Money Market Variable Sub-account) for 30-day periods. The annualized yield of a Variable Sub-account refers to income generated by the Variable Sub-account over a specific 30-day period. Because the yield is annualized, the yield generated by a Variable Sub-account during the 30-day period is assumed to be generated each 30-day period over a 12-month period. The 30-day yield is calculated according to the following formula:


                                         6
                                    (a-b)
                           YIELD = 2 ----- +1 -1
                                      cd
Where:


a = Net investment income of the Variable Sub-account for the 30-day period attributable to the Variable Sub-account's unit.

b = Expenses of the Variable Sub-account for the 30-day period.


c = The average number of units outstanding.

d = The unit value at the close (highest) of the last day in the 30-day period.


         Because of the charges and deductions imposed by the Separate Account, the yield for a Variable Sub-account of the Separate Account will be lower than the yield for its corresponding Fund. The yield calculations do not reflect the effect of any Premium Taxes or Surrender Charge that may be applicable to a particular Contract. Surrender Charges range from 6% to 2% of the amount withdrawn based on the Contract Year of Surrender. The yield on amounts held in the Variable Sub-accounts of the Separate Account normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A Variable Sub-account's actual yield is affected by the types and quality of the Funds' investments and its operating expenses.

Variable Sub-account Total Return Calculations: Standardized

         The Company may from time to time also disclose average annual total returns for one or more of the Variable Sub-accounts for various periods of time. Average annual total return quotations are computed by finding the average annual compounded rates of return over one, five and ten year periods and for the life of the Variable Sub-account that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                                          n
                                 P (1 + T)  = ERV
  Where:
                  P =    hypothetical initial Premium Payment of $1,000;

                  T =    average annual total return;

                  n =    number of years; and

                  ERV  = ending redeemable value at the end of the one,
                         five or ten-year period (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the one, five, or ten-year period.

         The Surrender Charge on Contracts and all recurring fees that are charged to all shareholder accounts (the Annual Administrative Fee) are recognized in the ending redeemable value for standard total return figures. These figures will not reflect any Premium Taxes.


         The following table shows the Standardized Average Annual Total Return for the Allegiance Variable Annuity sub-accounts for the period ended December 31, 1998.

                                                             Since
                                               1998        Inception
JPVF Money Market Sub-account*                -5.61%        -1.95%
JPVF Balanced Sub-account*                     6.32%        10.01%
JPVF Growth and Income account*                1.63%         6.90%
JPVF Capital Growth Sub-account*              25.58%        21.94%
JPVF Small Company Sub-account**             -21.94%       -21.94%
JPVF Emerging Growth Sub-account*             20.39%        13.47%
JPVF World Growth Stock Sub-account*          -7.51%        -0.69%
JPVF Growth Sub-account**                     18.27%        18.27%
JPVF High Yield Bond Sub-account**           -10.51%       -10.51%
JPVF International Equity Sub-account**        4.40%         4.40%
MFS Research Series Sub-account**              9.00%         9.00%
MFS Utilities Series Sub-account**             6.89%         6.89%
Oppenheimer Bond Sub-account*                 -3.79%        -0.30%
Oppenheimer Strategic Bond Sub-account**      -8.92%        -8.92%
VIP Equity-Income Sub-account**                3.36%         3.36%
VIP Growth Sub-account**                      20.27%        20.27%
VIP II Contrafund Sub-account**               13.32%        13.32%
VIP II Index 500 Sub-account**                18.68%        18.68%

* Performance information reflects the substitution of the funds in which these Variable Sub-accounts invest which occurred on December 5, 1997. The above numbers reflect the performance of the Alexander Hamilton Variable Insurance Trust ("AHVIT") and the Federated Prime Money Fund II for the period prior to the date of the substitution and reflect the performance of the Jefferson Pilot Variable Fund, Inc. and the Oppenheimer Bond Fund for the period after the date of the substitution. In the substitution, the Oppenheimer Bond Fund was substituted for two of the AHVIT Funds and the pre-substitution performance numbers for the Oppenheimer Bond Sub-account reflect the performance of only one of such AHVIT Funds. The inception date for these Variable Sub-accounts was February 27, 1996.

**   These Sub-accounts were added to the Contract as of January 1, 1998.


Other Performance Data: Non-Standardized

         The Company may from time to time also disclose average annual total returns in non-standardized formats in conjunction with the standard format described above. The non-standard format calculation varies from the standard format calculation described above in that it will NOT take any Surrender Charges or the Annual Administrative Fee into account and will be based on an average contract size of $30,000.

         The standardized performance calculation described above is based on the inception date of each Variable Sub-account. However, for the non-standardized performance calculation, if a Fund was in existence prior to the inception date of the corresponding Variable Sub-account, the performance for the Variable Sub-account will be calculated on a hypothetical basis by applying the Mortality and Expense Risk Charge and the Administrative Expense Charge to the historical performance of the corresponding Fund as if the Contract has been in existence back to the inception date of the Fund.

The following table shows the non-standardized average annual total return for the Allegiance Variable Annuity Sub-accounts for the periods ended December 31, 1998.



                                                                               Since
Sub-Accounts                    1 Year    3 Years    5 Years   10 Years     Inception*
------------                    ------    -------    -------   --------     ----------
JPVF Money Market               3.41%      3.33%      3.09%      3.31%      3.53%  (8/1/85)
JPVF Balanced                  16.11%     13.23%     11.25%      N/A       10.73%  (5/1/92)
JPVF Growth and Income         11.11%     19.60%     16.31%      N/A       15.31%  (5/1/92)
JPVF Capital Growth            36.60%     27.00%     22.26%      N/A       24.17%  (5/1/92)
JPVF Small Company            -12.97%      6.79%     10.58%     11.33%     10.84%  (4/18/86)
JPVF Emerging Growth           31.08%     21.99%      N/A        N/A       26.81%  (5/1/95)
JPVF World Growth Stock         1.40%     10.67%      8.25%     10.74%     10.27%  (8/1/85)
JPVF Growth                     N/A        N/A        N/A        N/A       29.34%  (1/1/98)
JPVF High Yield Bond            N/A        N/A        N/A        N/A       -0.49%  (1/1/98)
JPVF International Equity       N/A        N/A        N/A        N/A       20.00%  (1/1/98)
MFS Research Series            21.69%     20.27%      N/A        N/A       20.79%  (7/26/95)
MFS Utilities Series           16.52%     20.89%      N/A        N/A       23.64%  (1/3/95)
Oppenheimer Bond                5.35%      5.43%      5.51%      7.75%      8.12%  (4/3/85)
Oppenheimer Strategic Bond      1.48%      6.31%      5.33%      N/A        5.29%  (5/3/93)
VIP Equity-Income              10.10%     16.11%     17.09%     14.00%     12.82%  (10/9/86)
VIP Growth                     37.46%     23.63%     19.97%     17.72%     15.70%  (10/9/86)
VIP II Contrafund              28.12%     23.30%      N/A        N/A       26.83%  (1/3/95)
VIP II Index 500               26.58%     26.09%     21.99%      N/A       19.52%  (8/27/92)


* The date listed next to each performance figure in this column is the inception date of the Fund underlying each corresponding Variable Sub-account.




         The Company may from time to time also disclose cumulative total returns in conjunction with the standard format described above. Cumulative total return figures represent the cumulative change in value of an investment in a Sub-account over the indicated periods. The cumulative returns will be calculated using the following formula, assuming no Surrender Charge or Annual Administrative Fee.


                                        ERV - P
                                  CTR = -------
                                           P


Where:


CTR = the cumulative total return net of a Variable Sub-account's recurring charges for the period;


ERV = ending redeemable value at the end of the one, five or ten-year (or other) period (or fractional portion thereof) of a hypothetical $30,000 Premium Payment made at the beginning of the one, five, or ten-year (or other) period.

P =   a hypothetical initial Premium Payment of $30,000.

         The following table shows the Non-Standardized Cumulative Total Return for the Allegiance Variable Annuity Sub-accounts for the period ended December 31, 1998.



                                               Since
Sub-Accounts                1 Year          Inception*
JPVF Money Market            3.41%        59.36%    (8/1/85)
JPVF Balanced               16.11%        97.37%    (5/1/92)
JPVF Growth and Income      11.11%       158.65%    (5/1/92)
JPVF Capital Growth         36.60%       323.73%    (5/1/92)
JPVF Small Company         -12.97%       270.07%    (4/18/86)
JPVF Emerging Growth        31.08%       139.19%    (5/1/95)
JPVF World Growth Stock      1.40%       271.41%    (8/1/85)
JPVF Growth                  N/A          29.34%    (1/1/98)
JPVF High Yield Bond         N/A          -0.49%    (1/1/98)
JPVF International Equity    N/A          20.00%    (1/1/98)
MFS Research Series         21.69%        91.33%    (7/26/95)
MFS Utilities Series        16.52%       133.41%    (1/3/95)
Oppenheimer Bond             5.35%       192.50%    (4/3/85)
Oppenheimer Strategic Bond   1.48%        33.94%    (5/3/93)
VIP Equity-Income           10.10%       337.31%    (10/9/86)
VIP Growth                  37.46%       495.72%    (10/9/86)
VIP II Contrafund           28.12%       158.42%    (1/3/95)
VIP II Index 500            26.58%       210.22%    (8/27/92)


* The date listed next to each performance figure in this column is the inception date of the Fund underlying each corresponding Variable Sub-account.



All non-standard performance data will only be advertised if the standard total return performance data is also included in the advertisement.


Other Information


         The following is a partial list of those publications which may be cited in advertising or sales literature describing investment results or other data relative to one or more of the Variable Sub-accounts. Other publications may also be cited.



         Broker World                                     Financial World
         Across the Board                                 Advertising Age
         American Banker                                  Barron's
         Best's Review                                    Business Insurance
         Business Month                                   Business Week
         Changing Times                                   Consumer Reports
         Economist                                        Financial Planning
         Forbes                                           Fortune
         Inc.                                             Institutional Investor
         Insurance Forum                                  Insurance Sales
         Insurance Week                                   Journal of Accountancy
         Journal of the American Society of CLU & ChFC    Journal of Commerce
         Life Insurance Selling                           Life Association News
         MarketFacts                                      Manager's Magazine

                                    Page 12

         National Underwriter                             Money
         Morningstar, Inc.                                Nation's Business
         New Choices (formerly 50 Plus)                   New York Times
         Pension World                                    Pensions & Investments
         Rough Notes                                      Round the Table
         U.S. Banker                                      VARDs
         Wall Street Journal                              Working Woman


                               FEDERAL TAX MATTERS

         The Allegiance Variable Annuity Contract is designed for use by individuals as either a non-qualified annuity contract or as an annuity contract purchased for a qualified retirement plan under Section 401, 403(b), 408, 408A or 457 of the Internal Revenue Code of 1986, as amended (the "Code"). The ultimate effect of Federal income taxes on the Contract Value will depend on numerous factors that are explained in the Prospectus (See "Certain Federal Income Tax Consequences"). THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. Any person concerned about these tax implications should consult a competent tax advisor. This discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of these present federal income tax laws or of the current interpretations by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws.

Taxation of the Company

         The Company is taxed as a life insurance company under Part I of Subchapter L of the Code. The following discussion assumes that the Company is taxed as a life insurance company under Part I of Subchapter L. Since the Separate Account is not an entity separate from the Company, and its operations form a part of the Company, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains are automatically applied to increase reserves under the Contract. Under existing federal income tax law, the Company believes that the Separate Account investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract.

       Accordingly, the Company does not anticipate that it will incur any federal income tax liability attributable to the Separate Account, and therefore, the Company does not intend to make provisions for any such taxes. However, if changes in the federal tax laws or interpretations thereof result in the Company being taxed on income or gains attributable to the Separate Account, then the Company may impose a charge against the Separate Account (with respect to some or all contracts) in order to set aside provisions to pay such taxes.

Tax Status of the Contracts

          Section 817(h) of the Code requires that with respect to Non-Qualified Contracts, the investments of the Trust be "adequately diversified" in accordance with Treasury regulations in order for the Contracts to qualify as annuity contracts under federal tax law. The Separate Account, through the Funds, intends to comply with the diversification requirements prescribed by the Treasury in Reg. sec. 1.817-5, which affect how a Fund's assets may be invested.


         In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., you), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts without being treated as owners of the underlying assets."


         The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy values. These differences could result in your being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent you from being considered the owner of a pro rata share of the assets of the Separate Account or to otherwise qualify the Contract for favorable tax treatment.

         Both non-qualified and qualified annuity contracts are required to comply with certain minimum distribution requirements in order to be treated as annuity contracts under the Code. Owners of non-qualified annuity contracts are generally not required to commence distributions under the annuity contract prior to the maturity date of the contract. However, if the Owner of a non-qualified annuity dies before the contract matures, the beneficiary is required to either (i) annuitize the contract within one year of the Owner's death, or (ii) totally withdraw all funds from the annuity within five years of the Owner's death. Owners of qualified annuity contracts (other than Roth IRAs) are, however, generally required to commence distributions from the annuity contract when they attain age 70 1/2, and to receive distributions over the Owner's life expectancy (or over the joint life expectancy of the Owner and the Owner's spouse). There are special rules that allow a surviving spouse to take over the annuity contract at the Owner's death and treat the contract as if it had originally been purchased by the surviving spouse. If the Owner dies once distributions have begun (for both qualified and non-qualified annuities), the beneficiary must continue to receive distributions at least as rapidly as the Owner was receiving them. Further details regarding the minimum distribution rules are contained in the Prospectus (See "Death Benefits").

                                  LEGAL MATTERS

         Legal advice relating to certain matters under the federal securities laws applicable to the issue and sale of the Contracts has been provided to the Company by Jorden Burt Boros Cicchetti Berenson & Johnson of Washington D.C.

                                OTHER INFORMATION

         A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus for the Contracts or this Statement of Additional Information. Statements contained in the Prospectus and this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

                                     EXPERTS


         The financial statements of The Alexander Hamilton Variable Annuity Separate Account of Alexander Hamilton Life Insurance Company of America as of December 31, 1998, and for the year then ended, appearing in this Statement of Additional Information and this Registration Statement have been audited by ______________ , independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

         The statutory basis financial statements of Alexander Hamilton Life Insurance Company of America as of December 31, 1998, and for each of the years in the three-year period ended December 31, 1998, appearing in this Statement of Additional Information and this Registration Statement have been audited by________________ , independent auditors, as set forth in their report thereon (which contains an adverse opinion with respect to conformity with generally accepted accounting principles) appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.


                              FINANCIAL STATEMENTS

         The financial statements of the Company included in this Statement of Additional Information should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account, nor do they necessarily bear on the Guaranteed Interest Rates declared from time to time for the Capital Developer Account Interest Rate Guarantee Periods.

PART C   OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

      (a)    Financial Statements


             All required financial statements are included in Part A and Part B of this Registration Statement.


      (b)    Exhibits:

             (1) Resolution of the Board of Directors of Alexander Hamilton Life Insurance Company of America authorizing establishment of the Separate Account.1/

             (2)  Not Applicable.

      (3) Principal Underwriting Agreement by and between Alexander Hamilton Life Insurance Company of America, on its own behalf and on the behalf of the Separate Account, and Jefferson-Pilot Investor Services, Inc. 3/

      (4)    (a)  Form of Contract for the Alexander Hamilton Life Insurance
                  Company of America Variable Annuity.2/

             (b)  Form of IRA Endorsement.2/

             (c)  Form of IRA Disclosure and Financial Disclosure Endorsement.2/

             (d)  Form of TSA Endorsement.2/

             (e)  Form of 401(a) Endorsement.2/

      (5)    (a)  Form of Application for the Alexander Hamilton Life Insurance
                  Company of America Variable Annuity Contract.4/

             (b)  Form of Application Supplement for 1035 Exchange.2/

      (6)    (a)  Charter of Alexander Hamilton Life Insurance Company of
                  America.1/

             (b) By-Laws of Alexander Hamilton Life Insurance Company of America 1/

      (7)    Not Applicable.

      (8)    (a)  Participation Agreement by and between Alexander Hamilton Life
                  Insurance Company of America, Fidelity Distributors Corporation and Variable Insurance Products Fund.4/

             (b) Participation Agreement by and between the Alexander Hamilton Life Insurance Company of America, Fidelity Distributors Corporation and Variable Insurance Products Fund II.4/

             (c) Participation Agreement by and between Alexander Hamilton Life Insurance Company of America, Massachusetts Financial Services Company and MFS Variable Insurance Trust.4/


             (d) Participation Agreement by and between Alexander Hamilton Life Insurance Company of America, OppenheimerFunds, Inc. and Oppenheimer Variable Account Funds.5/


      (9)    Opinion and Consent of Counsel.2/

     (10)    Not applicable.

     (11)    Not Applicable.

     (12)    Not Applicable.

     (13)    Schedule of Computation of Performance.4/


     (14)    Not Applicable.


1/ Incorporated by reference to the initial Registration Statement on Form N-4 for the Alexander Hamilton Variable Annuity Separate Account filed on February 24, 1994 (Registration No. 33-75714).

2/ Incorporated by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for the Alexander Hamilton Variable Annuity Separate Account filed on September 8, 1995 (Registration No. 33-75714).

3/ Incorporated by reference to the Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 for the Alexander Hamilton Variable Annuity Separate Account filed on May 2, 1997 (Registration No. 33-75714).


4/ Incorporated by reference to the Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 for the Alexander Hamilton Variable Annuity Separate Account filed on February 26, 1998 (Registration No. 33-75714).

5/ Incorporated by reference to the Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 for the Alexander Hamilton Variable Annuity Separate Account filed on April 20, 1998 (Registration No. 33-75714).

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal          Position and Offices
Business Address            with Depositor
----------------            --------------
David A. Stonecipher        Director; Chairman of the
                            Board and President

Dennis R. Glass             Director; Executive Vice
                            President and Treasurer

John D. Hopkins             Director; Executive Vice
                            President and General Counsel

Kenneth C. Mlekush          Director; Executive Vice
                            President

James T. Ponder             Director; Executive
                            Vice President

E. Jay Yelton               Director; Executive Vice
                            President

Reggie D. Adamson           Senior Vice President-
                            Finance

Charles P. Elam             Senior Vice President and
                            Annuity Actuary

John C. Ingram              Senior Vice President-
                            Securities

Hal B. Phillips             Senior Vice President and
                            Life Actuary

Dale E. Cooper              Vice President-Variable
                            Products

Russell C. Simpson          Vice President

Robert A. Reed              Vice President and
                            Secretary

Donna L. Drew               Director; Assistant Vice President
1000 Town Ctr.
Suite 1070A
Southfield, MI  48075

*/ Except as otherwise noted, the Principal business address for each officer and director is 100 N. Greene St., Greensboro, North Carolina, 27401.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Company owns the assets comprising each Variable Subaccount of the Registrant. The Company is an wholly-owned subsidiary of Jefferson-Pilot Corporation.

Separate financial statements are filed for the Registrant.

The following is a list of corporations controlled by Jefferson-Pilot
Corporation:


                                                    Organized           % Voting
                                                    Under               Stock
Names of Subsidiaries                               Laws of:            Owned by
                                                                        Parent
Jefferson-Pilot Life Insurance Company              North Carolina      100%
Jefferson Pilot Variable Corporation                North Carolina      100%
Jefferson-Pilot Communications Company              North Carolina      100%
Alexander Hamilton Life Insurance Company
  of America                                        Michigan            100%
AH (Michigan) Life Insurance Company                Michigan            100%
First Alexander Hamilton Life Insurance Company     New York            100%
Jefferson Pilot Financial Insurance Company         New Hampshire       100%
Jefferson Pilot LifeAmerica Insurance Company       New Jersey          100%
Jefferson Pilot Securities Corporation              New Hampshire       100%


Omitted from the list are subsidiaries of Jefferson-Pilot Corporation and the other companies listed which, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary. Since none of the companies listed is a subsidiary of the registrant, only the financial statements of the registrant are filed.

ITEM 27. NUMBER OF CONTRACT OWNERS

As of February 12, 1999, there were 2,018 Owners of the Contracts, 992 of which owned non-qualified Contracts and 1,026 of which owned qualified Contracts.

ITEM 28. INDEMNIFICATION

The following provisions regarding the Indemnification of Directors and Officers of the Depositor are applicable:

Section 450.1562 of Michigan Compiled Laws allows a corporation to indemnify a person who was or is party or is threatened to be made a party to a threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, or other enterprise, whether for profit or not, against expenses, including attorneys' fees, and amounts paid in settlement actually and reasonably incurred by the person in connection with the action or suit, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation or its shareholders, Indemnification shall not be made for a claim, issue, or matter in which the person has been found liable to the corporation. Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the `1933 Act') may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITER


(a) Jefferson Pilot Variable Corporation also acts as principal underwriter for the following:

     - JPF Separate Account A of Jefferson Pilot Financial Insurance Company
     - JPF Separate Account C of Jefferson Pilot Financial Insurance Company
     - JPF Separate Account B of Jefferson Pilot LifeAmerica Insurance Company
     - JPF Separate Account D of Jefferson Pilot LifeAmerica Insurance Company
     - Jefferson Pilot Variable Fund, Inc.


(b) The Directors and Officers of Jefferson Pilot Variable Corporation, the principal underwriter for the Registrant, are as follows:

NAME AND PRINCIPAL                     POSITIONS AND
BUSINESS ADDRESS                       OFFICES WITH UNDERWRITER
----------------                       ------------------------
Ronald R. Angarella                    Director and President
David K. Booth                         Vice President, Marketing
Richard M. Nummi                       Assistant Vice President, Compliance
Charles C. Cornelio                    Director
Kevin Haddad                           Compliance Officer
   100 N. Greene Street
   Greensboro, NC 27401
Carol R. Hardiman                      Director
Shari J. Lease                         Secretary
John A. Weston                         Chief Financial Officer
Stafford Moser                         Assistant Vice President, Marketing
   100 N. Greene Street
   Greensboro, NC 27401

Address (except as otherwise noted):
   One Granite Place
   Concord, NH 03301


(c)

       (1)               (2)                   (3)               (4)                 (5)
       NAME OF           NET UNDERWRITING
       PRINCIPAL         DISCOUNTS AND         COMPENSATION      BROKERAGE
       UNDERWRITER       COMMISSIONS           ON REDEMPTION     COMMISSIONS   COMPENSATION

 1998  Jefferson Pilot      $    0               $     0          $     0        $     0
       Variable
       Corporation

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS


The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by the Company, at 100 North Green St., Greensboro, North Carolina 27401 and One Granite Place, Concord, New Hampshire 03301.


ITEM 31. MANAGEMENT SERVICES.

       None.

ITEM 32. UNDERTAKINGS

      (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as Premium Payments under the Contract may be accepted (except in accordance with SEC staff no-action correspondence)

      (b) Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information or (ii) a space in the Contract Application that an applicant can check to request a Statement of Additional Information.

      (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to the Company at the address or phone number listed in the Prospectus.

      (d) Alexander Hamilton Life Insurance Company of America hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Alexander Hamilton Life Insurance Company of America.

SECTION 403(b) REPRESENTATIONS

The Company represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Contracts, and that paragraphs numbered (1) through (4) of that letter will be complied with.

STATEMENT PURSUANT TO RULE 6c-7: TEXAS OPTIONAL RETIREMENT PROGRAM

The Company and the Separate Account rely on 17 C.F.R. Section 270.6c-7, and represent that the provisions of that Rule have been or will be complied with.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 6 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greensboro, State of North Carolina on this 5th day of February , 1999.

                               ALEXANDER HAMILTON VARIABLE ANNUITY
                               SEPARATE ACCOUNT

                               ALEXANDER HAMILTON LIFE INSURANCE COMPANY OF
                               AMERICA
                               Depositor

                               /s/ David A. Stonecipher
                               ----------------------------------------
                               David A. Stonecipher
                               Chairman of the Board, President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


Signatures                                  Title                                    Date
----------                                  -----                                    ----
/s/ David A. Stonecipher
    David A. Stonecipher       Director; Chairman of the Board, President      February 5, 1999

/s/ Dennis R. Glass
    Dennis R. Glass            Director; Executive Vice President              February 5, 1999
                               and Treasurer

/s/ John D. Hopkins
    John D. Hopkins            Director; Executive Vice President              February 5, 1999
                               and General Counsel

/s/ Kenneth C. Mlekush
    Kenneth C. Mlekush         Director; Executive Vice President              February 5, 1999

Signatures                                  Title                                    Date
----------                                  -----                                    ----
/s/ James T. Ponder
    James T. Ponder            Director; Executive Vice President              February 22, 1999

/s/ E. Jay Yelton
    E. Jay Yelton              Director; Executive Vice President              February 5, 1999

/s/ Donna L. Drew
    Donna L. Drew              Director; Assistant Vice President              February 12, 1999